UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03877

Exact name of registrant
as specified in charger:	Z Seven Fund, Inc.
Address of principal
executive offices:	1819 South Dobson Road, Suite 207
Mesa, Arizona 85202-5656

Name and address of agent for service:	Thomas R. Westle, Esq.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10174

Registrant’s telephone	480-820-7482
number,including area code:

Date of fiscal year end:	December 31st

Date of reporting period:	December 31, 2008

Item #1. Reports to Stockholders.
Annual Report to Shareholders
Z-SEVEN FUND, INC.
For the Year Ended December 31, 2008

Information contained in pages 1 through 60 is unaudited. The audited financial statements for the year ended December 31, 2008 begin on page 61.

LETTER TO OUR SHAREHOLDERS
The Year In Review
We are very pleased to report that, even though 2008 was the worst year for the S&P and Dow in 77 years, your Z-Seven Fund achieved a positive investment return in 2008, before fund operating expenses, just as we did in 2002, the last time a grueling secular bear market put our defensive performance to a challenging test. The Fund’s Total Return for 2008, after all fees and expenses, was a smallish decline of approximately 3%, vs. a 77-year worst drop of more than 38% for the S&P 500 Index over the same period.
2008 was our 25th year in business (mostly as a closed-end fund; we converted to open-end status in 2007). It was not only our “Silver Anniversary” and our first full year as an open-end mutual fund, but, for most investors, it was the worst year for the stock market (as measured by the S&P 500 and Dow) since 1931, some 77 years ago!
We are especially pleased that our Fund weathered the stock market decline during 2008, just as it did in 2002. By contrast, in 2007, the Fund’s investment portfolio substantially tracked the Russell 2000’s 3% decline. We had a minor and uncharacteristic setback in 2007, as our British holdings were victimized by the start of the bear market in London, characteristically ahead of that of Wall Street. Each of our UK investments had its first-half 2007 increase more than wiped out in the final 6 months of 2007, a telling prelude to what would shortly be happening across the Atlantic, in the US.
Lipper Analytical, who compiles and reports performance data on mutual funds and closed-end funds, and from which we look to as a source for our report, considers us to be a “Small/Mid-Cap Global” equity fund. According to Lipper Analytical, we were the only fund in our category to have had a positive return on investments (before expenses) in both 2008 and 2002.
Additionally, Z-Seven closed the 2008 year as the Lipper #1 performing global small-cap/mid-cap equity mutual fund for the 6-month, 12-month and 3-year periods through December 2008. For the five year period ended December 31, 2008, Lipper ranked us as the #5 Fund in our category, besting more than 90% of our competition. And you will be happy to know that our strong, steady defensive performance has continued in 2009, vaulting Z-Seven into the Lipper #1 global small-cap/mid cap equity fund performance slot for the 5 years ending in February 2009! — see “Solid Beginning in 2009” for more details.
By contrast, we were miles ahead of the #2 performer in our category for 2008. Lipper’s second ranked Small/Mid-Cap Global mutual fund lost nearly 25% in 2008, about 22 percentage points below our performance. The average fund in our category lost approximately 45%, an average that was aided by our inclusion. The median performance for our category in 2008 was a decline of over 49%.
It gives us great satisfaction to have been worthy stewards during so difficult a year as 2008, when investors in many other funds lost roughly half of their money and would

IMPORTANT DISCLOSURE: Lipper Inc. — A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

therefore need to double their money in future years just to recoup this year’s losses.
What would happen if we were compared to other stock-invested mutual funds, how would we look?
We examined our performance, both short-term and long-term, against other global, growth, value, and small-cap mutual funds, as compiled by Lipper Analytical. We encourage you to read about how we compared in each of the categories which may interest you in the special section entitled “Performance Comparisons vs. Other Mutual Funds (Global, Growth, Value, and Small-Cap) – A Bear Market Investor’s Resource” — on page 35.
Although we are very proud of how we did in 2008, in the future we could do even better! Our ongoing Fund expenses are currently very high, largely as a result of the Fund’s small size. Ongoing Fund expenses caused us to give back all of our more than 1% investment profit and further caused an approximately 3% decline in our NAV. We would love to make ours a bigger mutual fund so we can better spread our fixed costs and reduce the impact of our budget-managed costs on each of us, as shareholders.
So why keep this as “our little secret”? Tell a friend or family member how we came through the ultimate challenge of 2008! Growth in fund assets could significantly lower per share expenses for all of us!
Fourth Quarter Results
Lipper ranked Z-Seven Fund #1 among “Small/Mid-Cap Global” mutual funds for the last quarter of 2008! This despite the fact that our higher than normal expenses soaked up nearly all of our slight investment profit, our Fund was up just under 1%, an increase in our NAV from $5.82 to $5.85 per share.
Did your other equity mutual funds achieve growth during the latest quarter?
According to Lipper, the runner-up in our category during the last quarter of 2008 suffered a 12% decline. The average Fund in our category showed a 25% decline for the latest quarter. The median mutual fund in our category declined in excess of 27% during the last quarter of 2008. Our Fund outperformed the median by a remarkable 28 percentage points in the last quarter of 2008! Our strong defensive performance during the worst of conditions has taken our short-term performance to the top of the charts, as we took leadership in the final 3 months and 6 months of 2008.
All in all, the latest 5 years (2004-2008) performance was great through year-end, as we ranked in the top decile in our Lipper category.
Solid Beginning to 2009
As a postscript, after the first 2 months of the new year (2009), a year’s beginning marked by the worst decline ever during the month of January, the worst February since 1933, and the market closing at a nearly 12-year low, the Z-Seven Fund has continued to demonstrate superior resilience. Just like it was during the final two quarters of 2008, our investment portfolio growth was robust enough, even during the history-making financial and stock market collapse we are being devastated by, to more than cover our currently high fund operating costs, and advance nearly 2% for the latest month (February 2009)!
The extension of our strong, steady defensive performance to date (post year-end) is helping Z-Seven to now become the #1 “global (equity) small-cap/mid-cap performer for the 5 years just ended (February 2009)!

HELPFUL TAX INFO ON SUBSTANTIAL POTENTIAL FUTURE BENEFITS FROM PAST RETAINED CAPITAL GAINS
While most funds return less after taxes, Z-Seven’s tax advantages help our net after tax return to shareholders to match our pre-tax figures.
Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.
You see, for our longer term shareholders, we have already paid taxes on your behalf some years earlier, when we sold investments at profits. This internalization of realized profits is very unusual in the fund industry. Because you may have already paid income taxes indirectly, this produces potential future tax benefits, in the form of adjustment to your cost of your investment in Z-Seven Fund.
For the initial shareholders when we went public, a $9.06 tax-cost basis is allowed on Z-Seven shares purchased in the 1984 initial public offering, with the $5 split-adjusted cost further adjusted by the addition of $4.06 in permissible write-ups. Some shareholders who have been with us for many years may be able to utilize all or at least part of the full $4.06, thereby lowering, and possibly eliminating or even reversing, capital gains tax liability.
Please consult your tax adviser as to your own considerations
The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis. The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.

	Retained	Z-Seven’s
	Capital	Tax	Tax Cost
Years	Gains	Payments	Write-up
1984-85	$0	$0	$0
1986	.83	.22	.61
1987	1.06	.34	.72
1988	1.55	.53	1.02
1989	.27	.09	.18
1990-92	0	0	0
1993	.64	.23	.41
1994	.07	.03	.04
1995-96	0	0	0
1997	1.30	.45	.85
1998	.35	.12	.23
1999-2007	0	0	0

Total Tax Cost Write-up			$4.06

CURRENT AND FUTURE TAX CONSIDERATIONS
We still have the potential to realize substantial long-term capital gains in 2009, with our remaining unused tax carry forwards, which, if used, could enable us to grow tax-free, at least in the coming year.
All in all, we have $1.9 million in 2001 tax loss carry forwards ($1.93 per Z-Seven share) to utilize to offset any realized gains we take in 2009. Our total assets are less than $6 million coming in to the new year, reflecting the passing, and subsequent redemption by his estate, of the late Sir John Templeton. “Late” sounds strange in relating to Sir John because, unlike myself, he was always early. We can not currently foresee any scenario which would require our shareholders to pay tax on 2009 capital gains!
We also have over $1 million in carry forwards to utilize after 2009. Almost all of the post-2009 potential for tax-free gains does not even expire until after 2014!
We may be able to grow tax-free or tax-reduced for years to come!

COMMITMENTS OF FAITH — HOW BARRY ZISKIN PROFITS FROM Z-SEVEN
In our November 30, 2003 press release about the board’s decision to pursue the open-ending of Z-Seven, I promised not to profit during the next year from any of my dealings, including my investment in Z-Seven Fund, which is where I normally make most of my financial gain. Instead, I vowed to return any reward to you, the shareholders, and to charity.
This is a unique (to my knowledge) situation within the mutual fund industry, and is due to my personal commitment, for eighteen years now, to recognize our creator as first and foremost in my life.
It is a promise that was first made seven years earlier and is to be repeated every seventh year in the spirit of letting my own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us, such as poverty-stricken children throughout the world (more and more even in our own country).
The accounting analysis of how many dollars were needed to be given back illuminates just how I profit from the Z-Seven Fund.
Three of the quarterly fees (for the first three 2004 quarters), listed in the following table, were within my payback year of 2004. One-third of 2003’s fourth quarter (the month of December) and two-thirds of 2004’s fourth quarter (October and November) are also part of the November 30, 2004 year, in which I accepted no financial gain.

		Bonus/
Period	Base Fees	Penalty	Net Gain
4Q’03	28,830	—	28,830
1Q’04	29,401	—	29,401
2Q’04	29,205	—	29,205
3Q’04	29,092	—	29,092
4Q’04	30,728	—	30,728
Total	147,256	—	147,256
As you can see from the table, the base fees paid to TOP Fund Management by Z-Seven Fund totaled $147,256, and no bonuses or penalties were justified. One-third of the gain for the fourth-quarter 2004 ($10,243) is outside of my payback year and two-thirds of the gain for the fourth-quarter 2003 ($19,220) is outside of my personal payback year (December 1, 2003 to November 30, 2004). Subtracting the $10,243 and the $19,220 from the $147,256 paid for the entire five quarters gave me a preliminary gain of $117,793 for the twelve-month period ended November 30, 2004 (before operating expenses). After subtracting out management expenses of the adviser TOP Fund Management Inc. of $28,450, my gain becomes $89,343 net.
However, most of my exposure to profit (or loss) comes not as Z-Seven’s portfolio manager, but, instead, as a shareholder, just like you. By buying shares in the initial public offering (24 years ago) and purchasing more shares in the open market afterward, I am now Z-Seven’s largest shareholder. This is strictly an investment on my part, just like yours, since I have agreed to only vote most of my shares in proportion to how you vote yours. But it has been a profitable investment!
Z-Seven’s net asset value grew nicely in my financially “fallow” year ended November 30, 2004 – nothing spectacular, just good steady growth. Well, this good, steady growth in the net asset value of the shares I own and control (or have beneficial interest in), amounted to $173,725, nearly double my gain as portfolio manager of $89,343. So, based upon a gain of $263,068, from the growth in net asset value of my Z-Seven investment and, to a lesser extent, by my net fees, as reduced for related expenses, I made a payment to you and plan to make to charities, now that open-ending has been accomplished, so that the charities will receive our N.A.V. per share which is higher than our market price that they would’ve received until recently. My payment to Z-Seven Fund (and my planned payments to charities) have been (and will be) made in the exact form of how most of my profit was earned, not in cash, but in the very shares which enable me to profit – my investment in Z-Seven Fund.
So, when you wonder just how your money manager earns his money, in my case, it is by being a shareholder just like you!
Z-Seven shareholders have already received my payment during the year of 2005. The return of $131,534 (based upon net asset value of $5.27 per share at November 30, 2004) to the Fund of 24,959 shares had the effect of reducing the number of our outstanding shares, and thereby increasing the net asset value per share by $.07.

OUTLOOK FOR 2009
Beginning on a positive note, I believe our Fund has a portfolio of wonderful companies which are being winnowed down to those exceptional ones having the best ability to beat the recession, allowing us all to sleep well and not worry about this shaky economy, and which still offer outstanding value, including our newest investments, PetMed Express, Cognizant, and Sun Hydraulics and our “double-down” wager on FactSet Research (made near year-end).
We believe our Fund offers exceptional value, compared with many funds that invest in quality companies, as we do, with a weighted average P/E of roughly 7, nearly 30% lower than last year when, 2 months after the 2007 top in the S&P 500, the P/E of our portfolio had been unusually high at nearly 10 at 2007 year end. Our P/E is even lower when deducting our share of our portfolio of companies’ cash per share (minus their debt per share); however, in the past, our P/E has, at times, indicated even better value than it is now.
It appears to me that this scarcity of quality undervalued stocks may portend a need to continue the secular bear market, probably until the majority of stock market investors swear they will never buy another stock again!
In the last two years reports, we warned that the secular bear market would resume and would break the 2006 lows in 2008...which it did and then some...and ultimately pierce the 2002 bottom which, early in 2009 it already has.
We have recognized the unusual risk we face better than most investors and have adopted a defensive position which we believe will continue to help protect us from the risk we foresee.
This certainly was the case for us in 2008, as we were able to effectively guard against the risk of cascading stock markets here, in London, and elsewhere, making money when all others were losing.
Including our favorable income tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year, even if it continues to be another challenging year for the markets.
Our commitment to attempting to reduce or eliminate risks associated with periods of significant stock market volatility and foreign currency weakness remains active and steadfast.
We have demonstrated outstanding resiliency during the difficult years of 2002 and 2008 and have the potential to serve our shareholder family well during possibly even more challenging times in 2009 and/or 2010.
It may be that, as difficult conditions always improve valuations and create opportunities, we may be able to capitalize upon quality value opportunities that will benefit us handsomely in the years which follow.
With the outlook for both the stock market and the economy the most challenging it has been in probably at least several years, we feel optimistic for the longer term, because we have successfully navigated volatile periods before and continue to do so.
It may well present abundant opportunities to make investments in excellent companies that we are able to purchase at bargain prices. Our discipline, experience, and ability to hedge market risk should permit us to continue to take advantage of market weakness to establish positions for the next upward cycle.
It is going to be tough on investors, but we feel confident that we are up to the challenge and we continue to prove it!
While my personal involvement in our fund is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me. I would like to thank all those who have demonstrated confidence in my growth/value discipline.
Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.
Our excellent directors, Lydia, Rochelle, Jeff, Tony and Bill, with their caring support and hard work, have each brought significant improvements to our Fund and continue to do so. Daria and Maurita, at the Adviser’s office, have been great and even my unofficial support crew of Elliot, my options expert and market strategist and Jim (the owner) and “The Big Guy” at Buono’s Pizza down the block from our office in Mesa, who allow me to watch the market there and use their phone to call in trades, even when they’re busy, are appreciated for making it easier for me to do the things that help our mutual fund succeed.
Sincerely,
Barry Ziskin February 6, 2009
P.S. This report is dedicated to my daughter Ariana, who turns 24 today. This report is also dedicated to my son Jacob, who will soon turn 12, and to the memory of my late father, my most valuable mentor.
In addition, we dedicate this report to the late Sir John Templeton, global investment pioneer, spiritualist, philanthropist, mentor, and friend. Before his passing during the summer of 2008, Sir John was our 2nd largest shareholder, after myself, and showed strong support for our investment discipline.

MORE IMPORTANT DISCLOSURES
The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-527-9525.
Unless otherwise noted, information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2008 and are subject to change at any time.
Because of the unusually challenging macro conditions this latest year, and our equally unusual defensive performance in dealing with it all, our “This Year’s Best Question” deals with this subject next – a must read!

THIS YEAR’S BEST QUESTION

“How Did We Do It? How Did We Manage to Fully Protect The Value of Our Portfolio During the Worst Year in the Stock Market Since 1931?”
This is the question just received from a long-time shareholder of the fund and a very good one, at this particularly important time!
I have been using our criteria for stock selection since 1973, in the early phase of a monster bear market that would last through the end of that year and all the way through until December 1974. By that time, it was so devastating that stocks were very cheap and lots were meeting our criteria, 44 of them (all domestic at that time) at the lows, including some of my best performing stocks, from that point, ever.
Early in that bear, I considered that I was very lucky to have made sell recommendations in the newsletter I was writing in January 1973, as the Dow was surpassing 1000 for the first time in history (on a closing basis) and for the last time in nearly four years. Nonetheless, I never count on luck.
I’m a disciplined stock picker and I grew upset that my discipline only focused on values on a relative basis to what similar stocks in the same industry were trading for and, had I not been so lucky, I would have faced some steep drops in their stock prices. It would get much worse by the time that bear market was over.
Still, even that first leg down upset me and I went back to the drawing board to do some historic research on what absolute value yard stick would have kept me out of trouble through bear markets of the past.
As a happy consequence, I have been using these same seven criteria for stock selection ever since!
They have served our fund well, over all sorts of stock markets, and through many economic cycles. One of the chief reasons has to do with our “Consistency of Operating Earnings Growth” criterion, which demands our selections be companies which have been able to demonstrate consistent growth in the past AND have the visibility to continue that growth at least through the current year.
In 2001, when some stock prices began to become cheap, we were able to avoid land mines that would have otherwise hurt our results that year and in 2002, by insisting that visibility be present for continued operating earnings growth!
In accordance with our sell discipline, we had already sold our stocks which had become much overvalued in 2000 and we are currently winnowing out some of our holdings to focus our portfolio even more, in these precarious economic times, on only those which continue to have good earnings growth visibility, going forward.
Our criteria check and balance each other, so we do not pay up for the highest quality growth companies and, at the same time, insist on more than value for value sake, as are growth, accounting reliability, and balance sheet requirements make certain we buy nothing but the finest businesses.
Coming in to the year of 2008, our newest investment, made at a market time when values among quality growth companies were few and far between, was in PetMed

Express. In the beginning of the year, we utilized even better value opportunities in the price of their shares to make it our largest investment. Because it has not yet received much recognition for its steady growth and strong balance sheet, there was a possibility of a decline in its P/E during bear market conditions, but, as low as the adjusted P/E (adjusted for ultra-conservative accounting and a cash-rich/debt-free balance sheet) was, any decline in P/E could have easily been minor enough to be offset by rapid earnings growth.
On the other hand, if recognition of PetMed’s attributes were to increase, there could be a possibility of a lucrative double play, in participating in their earnings growth and, on top of it, getting the benefit of a higher P/E too. As it turned out, despite tremendous downward pressure of cascading stock prices in general, the 2nd scenario did play out, to a certain extent, of course being muted by investors losing their appetite for stocks and for mutual funds which invest in stocks. In fact, our largest investment PetMed helped us to our 2008 achievement by rising, in the worst year for the S&P in 77 years, an amazing 46%!
We did sell 2 holdings that, uncharacteristically for us, were sold at prices lower than where they were originally bought. However, the gains that we realized selling off portions of some of our biggest and most successful investments dwarfed those 2 unprofitable eliminations and we realized total net gains of in excess of $1 1/2 million. Importantly, there was no tax liability to Z-Seven shareholders – see “Current and Future Tax Considerations” in our Shareholder Letter on page 6.
During 2008, we realized gains (net of losses) of over $1/2 million in put options we bought and sold to protect our portfolio and NAV from dangerous stock market conditions. We did not have to pay tax on it either!
Because we own investments in British and other European companies, we actively manage our risk on the exchange rates of our currencies (vs. the US Dollar) via the foreign exchange (“fx”) interbank market, a means of hedging that allows us to have use of all of our assets at all times for our investments. During 2008, our realized gains in our fx hedging was a gain of more than $58k.
We did not have to pay the IRS on this as well.
All in all, we realized in excess of $2.1 million in 2008 (ALL TAX FREE), highly significant for our tiny fund, as we profited from stocks, put options hedging, and foreign exchange hedging.
In 2002, our investments actually made a small amount of money, too, before fund expenses pulled our NAV down to show a minor loss for the year, while other funds were losing lots of their shareholders’ money, because, in addition to our risk-averse stock selection discipline, we used deep in-the-money puts, bought at discounts to their intrinsic value, on the futures of relevant stock market indices to hedge our portfolio from a drop in the market, as during those periods that our stocks were most vulnerable to steep short-term losses, our puts would move counter to the stock market and help us regain much of would have been lost when our stock prices go down.
With valuations too high to find more than a few high quality growth companies at our value requirement, I know that market cycles move between extremes of overvaluation and undervaluation, by investor greed and fear.
I therefore think we will ultimately have an abundance of value to invest in many of the developed world’s best growth companies at bargain prices. Only a continued long and/or steep drop in stock prices will get us there. I believe that very few funds are as disciplined as we are or have demonstrated the foresight to hedge their portfolio to stock market risk.
So, not only do we feel blessed by the trust and faith you have been placing in us both to grow and to get us all through the hard times, but, we also feel that our shareholders are fortunate to have our discipline, experience, and focus during what may continue to be a long and hard bear market.
Our goal will be to not lose very much, if at all, in the hard times we are going through. While other funds and investors may be paralyzed by fear and forced to try to dig out of a hole, our experience and discipline will be looking to take full advantage of bargains in high-quality growth companies, when their stock prices offer those investment opportunities, probably, at some point, in abundance.
As a result, even though I now beneficially own over 36% of our fund, I plan to invest more this year and over the long-term in Z-Seven Fund for myself and for my kids!

PURCHASE CRITERIA AND SELL DISCIPLINE
Among the features, which set Z-Seven Fund apart, are our carefully developed and closely followed seven criteria for stock selection and our sell discipline. I developed the seven criteria in 1973, after years of painstaking research, to incorporate lessons learned before the 1973-74 bear market and one last lesson learned early in that bear market, so as to reduce risk in the stock selection process.
I have continued to develop the application of this discipline throughout the years, as life’s learning process continues, but the actual stock purchase criteria have stood the test of time in all types of markets and economic conditions, both during the 1966-73 testing period and in the nearly 36 years since then, in actual use, first in a newsletter I wrote during the ’73-80 period and from 1979 in managing investment portfolios, including Z-Seven Fund’s portfolio since the fund’s initial public offering at year-end 1983.
To provide meaningful examples, we use our biggest investments to illustrate our criteria. In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.
Accounting Procedures: Reliability and Conservatism
“Companies must not defer operating expenses or prematurely realize revenues and must have an auditor’s report on financial statements that is unqualified in all material respects.”
Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.
In light of the Enron and WorldCom accounting scandals, and the recent collapse of such financial giants as Bear Stearns, Lehman Brothers, Washington Mutual, Wachovia, and the potential for similar catastrophes in Citigroup and Bank of America, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.
It is common sense that no company will actually pay any more income tax than tax laws require it to. The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (see following “Example” box).
Tax actually paid is called “current tax.” The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called “deferred tax.” Adding the “deferred tax” to the “current tax” gives us the total income tax we see reported to shareholders.
Example:

Current tax	$30 million
Deferred tax	10 million

Total tax	$40 million
In our analysis, we adjust earnings downward to reflect the more conservatively reported income tax figures and insist that, on average, figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

This company actually paid only $30 million of the $40 million of tax it reported on its income statement.
We received such a positive response from our shareholders about our Enron analysis in our last few annual reports that we thought it worth repeating in our 2008 annual report.
Even if a company like Enron, which did not come close to meeting our other criteria, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. to the IRS would immediately make it obvious that they were, at the very least, aggressively reporting their earnings to an unsuspecting public.
While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using “generally accepted accounting principles” which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the example above would have shown:

	2000	1999	1998
	(in millions)
Current tax	$227	$83	$88
Deferred tax	$207	$21	$87

Total tax	$434	$104	$175
These amounts from Enron’s 2000 annual report, under “Income Taxes,” makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting. In two out of their most recent three reported years, deferred tax approximated current (actually paid) tax.
This means that Enron reported about double the earnings to an investor as they did when paying tax.
A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called “other”), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards. This indicates that, for years, the company had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly “technical” assets by greater than three-to-one.
Deferred taxes usually are the result of “temporary timing differences.” Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The “accelerated” method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid. For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).
Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year.
Becoming familiar with the companies’ individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.
In some European countries, such as France and Switzerland, the “Pro-visions” note to the “Group Consolidated Balance Sheet” is the only source of deferred-tax information.

In Italy and Germany, not all public companies make this disclosure, which tells how conservatively earnings are reported. If this vital data is not available, we simply do not invest in that company.
Our 5th most important, by current size, investment is in the Belgian pharmaceutical company UCB, a dynamic star within a mature industry. In last year’s annual report, UCB was used as the example for our “Consistency of Operating Earnings Growth” criterion and the previous year, when UCB was amongst our 7 largest holdings for the first time, it was used as an example at that time, of our P/E multiple criterion, the only criterion for which we analyze two examples of our largest investments, inasmuch as these largest 7 are the companies that are detailed in this section..
During each of the 3 latest reported years, UCB has declared its earnings to the investment community at least 51% to more than triply as conservatively (an average of more than doubly as conservative) as the minimum amount it must report when paying income tax!
More conservatively accounting for goodwill amortization, inventories, and certain non-tax deductible reserves are why.
Our figures go back 14 years on UCB and it is important to note that, in those years when it reported earnings less conservatively to the public than when paying income tax, the extent to which this more aggressive reporting was used never even reached 1/2 of 1%.

Consistency of Operating Earnings Growth
“At least 10% growth in adjusted pre-tax income in each of the six most recent years.”
As we search for the best-managed companies, we look for companies that have predictable earnings growth regardless of changes in the economy or in their particular industries or product areas. We only invest in those companies that have done well in both prosperous and difficult times.
Of course, predictability of earnings growth is now one of the two most important questions facing an investor in the current economic crisis. The other question is: “Will the company even stay in business?”
With the record-long economic expansion of the ‘90s, in the U.S., before entering the prior recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down 52%, over the latest decade of (1996-2006). Those companies in our portfolio have averaged only approximately one down year during the same 10-year period.
We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for terrific long-term results, particularly during current difficult economic conditions!
When we say “growth in adjusted pre-tax income,” we mean operating growth after adjusting for non-operating items, such as interest and investment income. During periods of reduced interest rates, cash-generating companies should not be penalized for declining interest income. We also adjust for foreign currency movements, reserves, non-recurring, and extraordinary items and we adjust for tax accounting to put each year on comparable and conservative footing.
We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.
Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture. Our extra work put into the analysis is worth the effort to find companies that are truly the best managed.
Our two biggest investments are among our newest, PetMed, our largest, first purchased a little over a year earlier and our 2nd biggest, Cognizant Technological Solutions, bought during the latest 3 months.
We are using our 2 largest positions as examples for our 2 growth criteria because, with so many American and international giants such as GM, Lehman, Washington Mutual, CitiGroup, etc. etc. imploding, growth not only becomes a rare attribute, it has become the key for those businesses that will not only survive but thrive despite and, in several instances, because of adverse economic conditions.
Outsourcing data processing and IT needs has been a long standing trend to save businesses money by reducing payroll costs, particularly to quality cost efficient outsourcing firms like Cognizant. It appears to me that the budgetary pressures causing the shift from internalization to outsourcing are going to intensify to the max during the greater cost control pressures all businesses will find themselves under as the current economic collapse continues and worsens.
Perhaps that is why, despite having their 2 weakest years of growth in operating earnings on record, Cognizant was still able to achieve growth of better than 36% in 2001 followed by an even more uncharacteristically moderate growth rate below 27% in 2002, the most recent 2 years of economic difficulty until now.
In every other year on public record (from 1996 on) Cognizant has achieved growth in adjusted pre-tax income of more than 45%!
Because of the general economic outlook and because it gets more difficult to perpetuate ultra- high rates of growth the bigger you get, I’m assuming Cognizant may be slowed down more noticeably over the considerably more severe economic storm we are now encountering than it was in 2001 and 2002. As a result of the geographic diversity and spread of their client base, they are aided by their exposure to areas of the world still growing, so, even if we were to conservatively assume that Cognizant’s growth could slow to merely half of the rate they achieved in their prior slowest 2 years, it would suggest that still respectable 13%-18% annually is doable during the 2 years ahead.

Strength of Internal Earnings Growth
“Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period.”
Over a six-year period a company must triple its operating profits to qualify as an investment.
The criterion for “Accounting Procedures” assures that we have credible reported figures. Our criterion of “Consistency of Operating Earnings Growth” identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion “Strength of Internal Earnings Growth” further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period. At this pace, even if its P/E multiple were to contract by an astonishing two-thirds, a tripling in earnings would provide ultimate long-term protection.
Even during the recent secular bear market in Tokyo (1989 – 2003) or during the secular bear market that I believe started in the United States in 2000, this combination of bargain prices and rapid earnings growth helps to minimize long-term risk.
Over the years, many brokers have tried to sell “emerging growth” companies (internet-related and others) based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered, at times, in these “emerging growth stocks” bring back painful memories for experienced investors. The “Internet” crowd seems to have predictably learned its lessons, as well, during the 2000 through 2002 bear market.
Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.
Our largest holding is PetMed Express and its 46% rise during 2008 (worst year in 77 years for the S&P 500) illustrates the point of how a growth/value combination can be a winning formula, even under the most severe adverse conditions.
Even before becoming our largest holding, PetMed was already one of our biggest by year-end 2007, having been accumulated by us for only a few months, at that point. As one of our biggest 7 last year, it was used as one of the two examples of value in discussing our “P/E Ratio” criterion (the only criterion for which we regularly use two examples).
This year, we examine the other aspect of its very appealing growth/value combination: “Strength of Internal Earnings Growth”. This company has such a good business model that it does not need to take on the risk of making an acquisition that may be “more than the buyer paid for”.
All of their growth is generating from themselves and this gold mine of a business plan that creates customer awareness, customer service and satisfaction and gobs and gobs of cash flow.
As a result, it would have been very easy to use PetMed as the example for either of our balance sheet criteria – they are completely debt free.

Nonetheless, I can’t overstate the importance of growth, so long as it’s derived from safe debt-free internal operations. PetMed’s brain child took over the control of management in fiscal 2001 and turned a failing business from a loss that year into a thriving enterprise the following year earning a profit. In the six reported fiscal years since, adjusted pre-tax profit grew by over 30% each and every year but once when it grew by “only” 22%.
Our “Strength of earnings Growth” criterion only requires that a company triple its earnings over the latest 6 years. PetMed has multiplied its profits, during the last 6 years, nearly 40-fold!

Balance Sheet: Working Capital
“One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio; or c) working capital in excess of market valuation (total shares outstanding times current market price).”
“Current ratio” means current assets divided by current liabilities. “Quick asset ratio” means current assets, excluding inventories, divided by current liabilities. “Working capital” means current assets less current liabilities.
For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements. For a service company, there are no inventories; thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.
We could have used a spectacular example for this criterion, as we normally do, from any of most of our others within our 7 largest that we use as examples for the criteria. However, Lindt & Sprungli was featured as an example in this section of our report for the very first time three years before as one of two examples of our P/E Multiple criterion, despite its price that was above our value requirement for purchase, an indication of the overvaluations that were common in what, at that time, had been an extended cyclical bull market, since it was only that year that this maker of quality chocolates had made it into our seven largest investments that we use here for examples.
In our most recent annual report (2007), Lindt was highlighted as an example of our Strength of Internal Earnings Growth requirement and, the year before, as the focus stock for discussing our Consistency of Operating Earnings Growth criterion because of its nearly flawless record of consistency in growth.
In the current annual report, we examine this company’s balance sheet in what may open your eyes to how important it is to have different minimum standards for working capital that will allow a growth company, like Lindt, to become one of our most profitable investments ever, even though they just barely missed having a 2:1 current ratio (1.9:1 as of the last reported year end), as its quick asset ratio, at year-end easily passed our test at nearly 1.4:1, with good inventory management.
By the most recent mid-year balance sheet, a half year later, Lindt meets this balance sheet criteria by both ratios, by virtue of its current ratio rebounding back over 2:1(over 2.2:1).

Balance Sheet: Corporate Liquidity
“Long-term debt must be less than either: a) working capital, b) cash and cash equivalents or c) latest twelve months’ cash flow. ‘Cash flow’ means net income plus depreciation and amortization, i.e., the difference between revenues and all cash expenses (including taxes).”
The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term) – see table “Performance and Financial Information” a must read on page 59.
While several companies in our portfolio at year-end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) that is a tiny fraction of its working capital.
This year, we turn to our attention to Forrester Research, which returns to our portfolio after approximately a year’s absence.
While it’s vulnerability to the cyclical nature of the still young internet industries is a nagging question for our “Consistency of Operating Earnings Growth” criterion, it has always been able to achieve and maintain an excellent balance sheet.
How do they do it? With far sighted management. George Colony, the company’s founder, regularly gives away his own stock in the company to key personnel as a motivating strategy. It works!
The company’s strong cash flow is the result. And that strong cash flow is responsible for not owing any debt at all for all the years we have been looking at Forrester.
It has financed the repurchase of nearly $117 million of their shares in the public market over the most recent few years, including nearly $26 million during the latest 3 reported quarters. While this aids EPS, being anti-dilutive, it drains cash and yet the company has not had to borrow a single cent!
For a company so small that its total tangible assets, not including cash and marketable securities (close-maturity municipal bonds), was only approximately $70 million, as of its most recent published balance sheet date (9-30), buying back $117 million of its own stock was quite a tall order. Yet it did so with ease, as its cash plus marketable securities now totals a whopping $264 million, up from $259 million at the previous year end.
The company was able to spend another $24 million in just the goodwill portion of two significant acquisitions during the 9 months and increase their overall cash without any borrowing during the same 9 months.
To further put their $264 million in cash and short-end bonds in perspective, Forrest has not a cent in debt and yet was able to reduce their total liabilities (mostly pre-paid subscriptions) from $151 million to $127 million during the same 9 months.
In sum, Forrester has during the latest 9 months alone: 1) bought back a significant amount of their shares; 2) made two acquisitions getting nearly all “goodwill”; and 3) reduced their liabilities by approximately $24 million, while they increased their cash and WITHOUT ANY DEBT!

Price/Earnings Multiple and Owner Diversification
“Shares must sell for less than ten times our estimated earnings per share for the current fiscal year.”
“Less than 10% of outstanding shares must be held by investment companies other than Z-Seven.”
The “Price/Earnings Multiple and Ownership Diversification” criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it had been in the past. The “Price/Earnings Multiple” criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio.
In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.
Even after such a difficult bear market as 2000-2002 was, large-capitalization stocks were clearly overvalued in the market through nearly any historical measure. This was even true for high-techs, which suffered the most. And after 2008, the worst year for the S&P 500 in 77 years (to 1931), outstanding values among qualifying companies are few and far between.
When we looked for value this year, where did we find it? This year, we are finding it in Rathbone Brothers PLC, and FactSet Research.
Rathbone, our largest foreign investment (3rd biggest overall), having already been discussed as the example for every single criterion during its nearly eleven years in our portfolio, repeats as an example of this criterion.
In its most recently reported balance sheet (June 30, 2008), it is worthy of note that Rathbone reported even more cash and equivalents and interest-bearing loans and marketable securities (bonds) in total than its total market capitalization!
This means the business (investment management) which has achieved impressive growth throughout its history, is FREE, trading for less than its cash (plus bonds) per share!
It’s why we refused to sell any for IRS diversification rule compliance and trimmed other big holdings of ours instead. During the latest quarter, when stock prices were collapsing throughout the world, we even added to our Rathbone at these bargain prices.
Our 3rd largest domestic holding, FactSetResearch, is a rapidly growing provider of high-end information systems to the investment industry. The 2000-2002 U.S. bear market gave us a brief opportunity to buy a small number of FactSet shares in 2001. At the beginning of 2003, we found another opportunity to buy these shares when their price/earnings ratio met our value requirement again. This time we were able to quadruple the size of our holding and it has been one of our seven largest, used to illustrate our stock purchase criteria, ever since.
And most recently, in November 2008, we added to FactSet yet again when its price was again under the cloud of the tumultuous difficulties by its bank and broker clients. It closed the year of 2008 approximately 38% higher than what we paid in November, when increasing the size of our holding by nearly 70%.
Even after the 38% run up in its share price to year end, its shares were still a bargain at barely below 10 times expected earnings, after adjusting the price for net cash per share and the earnings for tax reporting.
In our 2003 annual report, FactSet was the focus stock for our Consistency of Operating Earnings Growth criterion. In 2004, it was highlighted in discussing our most important criterion: Accounting Procedures (Reliability and Conservatism). The following year (2005), it was time to look at this major Z-Seven Fund investment from a different perspective: just how clean and strong is their balance sheet? So we discussed FactSet as the example of our Working Capital Criterion.
In our following annual report (2006), FactSet was the example of our Strength of Internal Growth requirement that demands a company triples its income from operations every six years, FactSet’s multiplied six-fold over their initial six-year period on public record and has exceeded this minimum standard ever since.
In last year’s (2007) annual report, FactSet was used as the example for our “Corporate Liquidity” criterion, as it was one of 7 of Z-Seven’s investments in companies with absolutely no debt!

SELL DISCIPLINE:
BASED UPON THE SAME
COMMON SENSE CRITERIA
AS FOR STOCK SELECTION
Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.
Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been my guiding principle as a money manager.
There are seven events that will cause us to reduce or eliminate shares from our portfolio:
1. Any breach of our “Accounting Procedures” criterion requires complete elimination. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.
While other criteria may cease to be met without having to sell the entire holding, the “Accounting Procedures: Reliability and Conservatism” criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.
2. The breach of our “Consistency of Operating Earnings Growth” criterion will also result in complete elimination of our holding unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.
A long-term change in our companies’ profitability and growth happens infrequently, so we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out (or “blip”) in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. It is our desire to maintain smaller positions in these companies.
We still take prudent risk-reduction action even in these cases. In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one-third of our targeted position size for stocks that continue to meet the purchase criteria.
We had planned, last year, to therefore reduce our Balchem holding, in anticipation that it would have a difficult time continuing to achieve consistency of operating earnings growth during the current economic decline. Happily, Balchem was able to continue to grow in double-digits, just as management had projected and no such reduction was necessary.
In some instances, the stock may be at a bargain price due to an overreaction by the market. When this happens, we sometimes have very few shares to sell to reach a new targeted position size, since the price drop already makes them have less importance (in size) to the portfolio at that time. This most often occurs in bear markets and during recessions, when panic runs rampant.
3. The breaching of our “Consistency of Operating Earnings Growth” criterion can result in elimination of the position in its entirety when the company’s management loses credibility. The position will be sold when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term. Following this rule has saved us money in several instances, over the years.
4. The breaching of our “Balance Sheet: Working Capital” criterion will result in the elimination of the investment in that company if negative working capital is reported. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. It is why we do not have banks and brokers, two highly leveraged industries, in our portfolio! Still, if this nominal breach in one of our holdings does take place, it requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.
5. Restrictive monetary policies and early warning signs to future stock prices provided by divergent trends in major stock market indices vs. individual stocks (the broad market) requires us to eliminate holdings which have even a slight interruption in annual operating earnings growth consistency.
As we explained under “Sell Discipline” rule #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely sold if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits. In certain cases, minimal positions are kept in deeply undervalued holdings, as we are awaiting better valuation opportunities, even when both macro-considerations are negative.
6. When negative monetary and divergent trend signals persist, we eliminate all remaining stocks that no longer meet the purchase requirements. All those continuing to meet all purchase criteria remain in our portfolio as valuable long-term investments regardless of general economic and stock market factors. This selling discipline was particularly relevant during 2000. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. However, during that year’s environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.
In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement. Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys). Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before its merger with Apex) and took advantage of the opportunity. The NASDAQ Composite finished that year with its worst annual decline in its entire history and that was only the beginning for this devastating multi-year bubble-busting secular bear market.
7. Sometimes we have no choice! In the event of a takeover or going-private transaction, our desired long-term holding period for well-managed companies, which continue to meet all of our criteria, is cut short. The high quality growth companies in Z-Seven’s portfolio are attractive for potential acquisitions.
The companies that meet our criteria are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.

OUR FIRST 25 YEARS AND OUR NEXT 25 YEARS
OUR FIRST 5 YEARS
On December 29, 1983, Z-Seven Fund began as a publicly-traded investment company (“closed-end fund”) designed to allow small and medium sized investors to invest in the companies which meet my seven investment criteria for stock selection, at a point when I was closing my doors, first to all but large clients, and, shortly after, to all private clients.
At that time, it was important to not have too many dollars to invest in too few stocks. In addition, Z-Seven became a vehicle for me to invest my own money in the same stocks I was investing in for others, without competing with clients and/or shareholders. When it began, I invested one million dollars of my own funds in the initial public offering some 25 years ago. It seems like yesterday and I can hardly believe we are celebrating our 25th (“Silver”) Anniversary!
Our first year of operations, 1984, was a challenging year for the small and micro cap stocks in which we generally invest. Even so, our value/growth discipline held its own, so our investment portfolio had a flat year when many of our peers would have liked to have done as well. Because of our tiny size, our operating expenses (plus amortized start-up costs) were significant enough to have caused a slight dip in our Net Asset Value (“NAV”). Our shares traded lightly in a narrow range and closed the year basically unchanged.
Of course our flat performance during the latest year of 2008 was achieved under considerably more difficult conditions than anything experienced in at least 77 years and, therefore, is far more noteworthy.
During our 2nd year (1985), our NAV performance topped all closed-end funds, even those specializing in hot (at the time) Pacific Rim markets which we avoid, with the exception of Japan, due to political and currency risk factors, as we achieved a gain of 44.5% (source: No-Load Fund Investor). As a new fund, we were still not well known; so, our share price did not increase despite such outstanding performance.
So, our priority beginning with the following year (1986) was to make the investing public more aware of our success. I became president of Z-Seven to tell our story. Our investments grew 50.9% (before expenses) and with better shareholder communication, our share price more than doubled. The Value Line Index was up only 4% in 1986. Every single one of our 24 largest investments advanced in price that year.
Then came 1987, the year of the October crash. Now, I wonder, after October 2002 and, even more so, October 2008, how well October 1987 will be remembered.
It was so devastating in 1987 in such a short period of time, it felt almost like being ambushed, because there was no time to react to changing conditions. Just as the secular bear market of 1966-1974 taught me several crucial lessons, so, too did I become a better investor as a result of experiencing the October 1987 crash.
Although I was not as-astute enough to have avoided the debacle (as many others “claim” to have been), 1987 provided helpful peak (mid-year) and trough (year-end) points for us to measure our performance over what I consider to be more meaningful periods than just one quarter or even one year.

A full stock market cycle takes into account the rally phase as well as the declining segment. From the secondary stock trough at year-end 1984 to the succeeding peak in mid-1987, down to the following trough at year-end 1987, we experienced a complete stock market cycle.
We were fortunate to have achieved an annually compounded growth rate of 31% over the trough-to-trough stock market cycle. As to the previous full stock market cycle, peak-to-peak from year-end 1983 until mid 1987, we compiled an annually compounded growth rate of 34%.
In particular, our largest 12 investments were all still profitable after the 1987 crash, having (on average) more than doubled over less than 2 1/2 years average holding period.
In summary, during our first five years of operation, our biggest disappointment was that a planned initial public offering of 2 million shares was cut to only 900,000, resulting in a much smaller fund than we anticipated. As we grew, we began to repurchase our shares in 1986 at even small discounts to the NAV, thereby making our tiny fund even smaller, but, importantly creating a floor for our share price just below the NAV.
Frank Capiello’s Complete Guide to Closed-End Funds ranked Z-Seven #1 in performance among general equity closed-end funds. Our growth of 154% during our first five years was considerably better than the 98% gained by the second ranking general equity closed-end fund.
OUR SECOND 5 YEARS
During our second five-year period (1989 – 1993), our portfolio underwent considerable change. The Dow topped in 1989 nearly four times what it was at the 1982 bottom. Our search for value among quality growth companies took us more and more into foreign (particularly U.K.) traded shares, and we ended the year of 1989 with nearly 80% of our portfolio invested in foreign stocks, nearly all in Europe, particularly as we sold our last Japanese stock in 1989 at Tokyo’s secular bull market top. By the end of 1989, our five- year performance results (as compiled by Complete Guide to Closed-End Funds) had improved from +154% to +169%, while the second-best among general equity closed-end funds went from +98% to +110%.
As we entered the 1990’s, interest rates were rising at home and abroad, which did not bode well for U.S. and foreign stock markets.
In a bear market year (in which other closed-end funds invested primarily in European stocks had losses of 17% to 67%) in 1990, we considered our 5% loss in our investments (before expenses) and 1% decline in share price to constitute excellent defensive performance!
As day follows night, 1991 was an easy year to profit as equity investors. While it was gratifying that our portfolio showed growth of 54% (our best year ever), it was more meaningful that we did not have to climb out of a hole from the prior year’s bear market.
Likewise, it is our goal to again deliver terrific defensive performance, as we did as recently as 2002, the previous year we were seriously challenged, and again during the latest year of 2008!

It is (2008) what I believe to be only the first year of the current bear market conditions, with counter-trend rallies that may be confused in appearance to look like minor bull markets to the investment community, for at least 2009 and 2010.
We are achieving similar results of not having to recover losses from the bear market before we can enjoy the best years, which generally come at the beginning of a new bull market. Why not sell our shares now and buy them back two or so years down the road?
It is extraordinarily rare to find an investor with the internal discipline to get back in before the biggest part of the advance goes by, potentially costing tremendous opportunity to profit. Our discipline will force us to make quality growth investments when few are brave enough to.
Debate about the European Union made 1992 a year of controversy and difficult conditions for both European equities and the Pound Sterling. As a result, the Unlisted Securities Market Index in Britain fell back to multi-year lows, but more than half of our holdings bucked the trend, including our largest investment, Airtours, which, after being the #1 performer in London the prior year (more than quintupled in 1991) rose another 35% in 1992. Those that did decline in 1992 though dragged our overall portfolio down to a decline of 12 1/2% and, after expenses, a 14% decline in NAV, one of only two years of double-digit declines in NAV in our 25- year history. In the following year, we recovered with 19% growth in our portfolio (15% in NAV).
All in all, our second five years produced further growth as we extended the 154% gain during our first five years to 226% growth for our portfolio for the entire first decade.
During the first four years of the 90’s (1990 – 1993) we ranked #2 in performance based upon share price among all closed-end funds which invest primarily in Europe, with a 40% gain, in sharp contrast to the 21% decline suffered by the average of all other closed-end funds investing in Europe!
OUR SECOND DECADE
Entering the next five years (1994 – 1998), our conservative approach resulted in a slight gain in 1994 (when the Russell 2000 Index declined more than 3%) and an increase in our investment portfolio of better than 32% in 1995.
Our total return (share price), as measured by Lipper, ranked #1 for the year of 1995 among all 98 “World Equity” closed-end funds.
Although 1996 was not as spectacular for us, we surpassed the Swiss Helvetia Fund with a 109% total investment return for the first seven years of the 90’s, more than double the 51% return of the Swiss Helvetia Fund. In fact, Swiss Helvetia was one of only two closed-end funds invested primarily in Europe (other than Z-Seven) that registered any gain at all in these 7 years.
The lack of sufficient values meeting our criteria in 1995 played a significant role in our decision to distribute substantial capital gains in 1995. The distribution was so well received by our shareholders that our board decided to distribute our capital gains again in 1996.
During 1995 and 1996, we distributed $3.02 per share (adjusted for the 1997 2-for-1 stock split), nearly two-thirds of our adjusted net asset value at inception.
In 1997, after 21% growth in our investment portfolio, we split our Z-Seven Fund shares 2-for-1 (the second split in our history) and paid another $1.45 (split adjusted) in actual and deemed (income tax) distributions, for a combined $4.47 per share for the three years.
The distributions of 1995 – 1997 constituted a 97% return on original net asset value. During those three years alone, our original shareholders got back virtually their entire original investment.
By 1998, our portfolio had many new U.S. stocks, thanks in part to a 2nd-half mini-bear market which took the Russell 2000 Index down 38% from its first-half peak, and enabled us to have an abundance of secondary shares to choose from and the occasional big cap (like Oracle Corp.). By year-end, over 70% of our portfolio was invested in the U.S., not Europe, as had been the case through most of the 90’s.
Much of this however, was “fool’s gold”. The U.S. speculative bubble would soon be boiling over – only 14 1/2 months later the NASDAQ Composite Index soared over 5,000.
An unusual recession-free period from 1992 – 1998 made our six years of double-digit operating earnings growth requirement an easy test to pass, even for some cyclical companies. So, we needed to be more careful than we even usually are!
All in all, for our third five-year period (1994 – 1998), our investment portfolio grew 108%. For the decade (1989 – 1998), it increased by 207%; and for the 15 years since inception by 578%.
Our following five-year period ended in 2003 (1999 – 2003) and has witnessed both the end of the speculative bubble (1999 – early 2000) and the beginning of what I believe to be a once-in-a generation secular bear market to cleanse the excesses of the 90’s, similar to that of more than 30 years ago here in the U.S.
I was fortunate to have begun my career on Wall Street in 1972 in the midst of the last US secular bear market. It taught me lessons that will always remain with me!
The late 80’s speculative bubble burst in Tokyo, ultimately leading to a secular bear market that continues there nearly 20 years after it began. Whether or not the current bubble buster is 20 years long, as it is, so far, in Japan, we are far from seeing the kind of valuations needed for a lasting long-term bull market, even after the devastation of 2008, followed now by the worst January (2009) in history!
While our net asset value rose 20% in 2003 (and our pre-expense return on our portfolio even more), the previous few years were tough for most investors, as bear market conditions in 2000 — 2002 were brutal. Fortunately, we had only one year (2001) when our net asset value was substantially impacted, while the defensive qualities of our stock selection method allowed us to weather the storm in 2 of the 3 years, including a slight profit on investments (before overhead expenses) in the last year of the bear market (2002).

With the decline in 2001 however, along with 16 years (1986 – 2002) of creating a floor for our shares at (or slightly under) net asset value by repurchasing shares in the open market, our already small fund has become too small to be as efficient as we would like it to be. No longer is small necessarily beautiful for Z-Seven. Recognizing these changes and rising to the challenges that changing times bring are just part of what makes me even more hopeful of our ability to help our family of shareholders during the next 25 years.
OUR NEXT (AND LATEST) 5 YEARS
We are pleased to have made money on our investment portfolio (before operating expenses) in 12 of the first 14 quarters of our latest 5 years, with minimal setbacks in the other two quarters. In addition, we had minimal setbacks in the last 2 quarters of 2007, which followed.
Some market sectors have done much better than others and yet (in 2007) being nearly flat in our performance, in a year of turmoil in London, our 2nd most important market, was aided by our timely elimination, during the 2nd quarter of 2007, of Barratt Development PLC, our largest holding at 7 or so times what we initially paid for it. This helped tremendously because it was sold at more than double the price at which it later closed 2007.
The latest year of 2008 turned out to be far more challenging than any we have experienced, particularly in the 2nd half of the year, when we faced the ultimate extreme conditions of cascading stock prices and sharply declining exchange rates for the currencies of our European stocks, particularly the damage done to the British Pound.
Our performance during the latest 6 months, considering the forces against it, should bolster our confidence in our defensive abilities yet further!
Not only were we able to keep our shirts, something the best of our peers were unable to do, we actually achieved growth!
It is where our stock selection and our other defensive efforts truly shined, generating positive returns for us in both the 3rd and 4th quarters (before fund expenses) and growing our NAV, even after higher than normal expenses. Increased per share fund costs resulted from the reduced overall assets of the fund following the passing of Sir John Templeton, legendary investor, philanthropist, and spiritualist, dear friend and mentor, and our fund’s 2nd largest shareholder, and the resulting liquidation of his invested assets (including his stake in our fund) and from the increasing bonuses being paid to the adviser for outstanding performance (vs. the S&P 500).
For the final 6 months of 2008, while the S&P 500 declined more than 28%, even after adding in reinvested dividends, our NAV, even after a significant increase in per share expenses, grew by more than 4%!
We easily bested all other funds in our category! We beat the #2 fund by more than 21 percentage points, as, even when our per share expenses were their highest, our investments more than made up for our expenses, lifting our NAV up more than 4% for the 2nd half of 2008!
By contrast, even with our inclusion, the average fund in our category lost nearly

38% in the 2nd half of 2008. The median fund in our category suffered a loss of more than 41% in NAV during the 2nd half.
Longer-term results are rightfully of greater significance. Yes. We were also #1 in our category for the 1 year of 2008!
The median performance for our category in 2008 was a decline of over 49%.
Even more importantly, we are also number 1 for the latest 3 years!
For the 3 years through 2008, Z-Seven’s compounded return topped every single one of the 140 “Multi-Cap Global Growth” funds, as classified by Lipper!
All in all, the latest 5 years (2004-2008) performance was great through year-end, as we ranked in the top decile in our Lipper category.
As a postscript, after the first 2 months of the new year (2009), a year’s beginning marked by the worst decline ever during the month of January and the worst February since 1933, closing at a nearly 12-year low. It marked by Z-Seven’s continuation of our outperforming and our defensive achievements.
In the just closed month of February, other equity mutual funds sunk further into the quicksand of devastating losses, a month in which we again demonstrate our defensive abilities to navigate the through the rapids, with the achievement of growth for the month in our investments that, just like it was during the final two quarters of 2008, that was robust enough, even during the history-making financial and stock market collapse we are being devastated by, to more than cover our currently unusually high fund operating costs, now that our adviser is earning more and more substantial performance bonuses for extraordinary returns relative to the S&P 500.
In fact, even after higher fund costs, Z-Seven’s NAV advanced nearly 2% for the latest month (February 2009)!
As a result, although our 5-year performance was strong throughout 2008 and we closed the year as the #1 performing global small/mid cap fund by far for the 6 months, 12 months, and 3 years through December 2008, our 5-year ranking was #5 and better than more than 90% of the other funds in our Lipper category.
The extension of our strong, steady defensive performance to date (post year-end) is, in addition to our other #1 Lipper rankings helping Z-Seven to now become the #1 “global (equity) small-cap/mid-cap” mutual fund performer for the 5 years just ended (February 2009)!

OUR NEXT 25 YEARS
I recognize that our shareholders, like shareholders of most companies, are more interested in gaining a handle on the future than they are in reviewing the past. Fortunately, in our case, our time-tested seven criteria for stock selection remains a constant. It is a common-sense approach to stock selection that is designed for “all seasons”, as our strict requirements protect us from a number of unforeseeable changes in markets and economies.
Still, the past is quantifiable and measurable, while the future is...the future. The fact is that I may become most optimistic about the future of our investment portfolio when very few investors will be able to find the courage to be optimistic about anything is because it is usually only after a long, painful decline in share prices that an abundance of value, like the one we hope for, is likely to return. The disciplined investor should then be able to make unusually profitable investments with less risk.
We are likely to have to rely upon the defensive nature of our criteria and past experience to successfully guide our fund through the current challenging waters through at least the following 2 years, it should be worth the wait!
If we are correct in our forecasting, then what is likely to follow will be another value investors’ bonanza, a once-in-a generation opportunity (like 1974) to buy into some of the best-managed businesses in the world at bargain basement prices.
As a result, I’m thrilled about the prospect for what may afterwards be a decade or more of superior returns.
We are opening our doors, through our recent conversion from a closed-end fund to an open-end mutual fund, to growing the asset base of our fund to a more cost-efficient size. We strongly feel that the time is right for us to make this move and it is one reason why I am so excited now and why I envision a very profitable long-term future.

PERFORMANCE COMPARISONS VS. OTHER MUTUAL FUNDS (GLOBAL, GROWTH, VALUE, AND SMALL-CAP) – A BEAR MARKET INVESTOR’S PERFORMANCE RESOURCE
We are considered to be a “Global Small/Mid Cap” equity mutual fund by Lipper Analytical. So, how would we compare against other equity mutual funds?
While most of our investments are small-cap, we have, for nearly two decades, owned shares in Novartis (originally bought as Sandoz), one of the world’s largest pharmaceutical companies. At times, we have even had investments in such big-cap technology companies as Oracle and Intel and in the world’s largest hair care company, L’Oreal. The point is that we are “bottom-up” stock pickers and do not confine ourselves to any market cap sector or size parameters. So, how did we perform vs. Lipper’s “Multi-Cap Global” stock funds?
Lipper divides the “Multi-Cap Global” funds into a “Growth” category and a “Value” grouping. Which best suits our investment discipline? Actually..BOTH DO!!
Our criteria for stock selection are all listed on the cover of every one of our annual reports. Further, we describe and explain them individually in our section “Purchase Criteria and Sell Discipline” — on page 14.
Two of our seven criteria require growth that is both consistent and robust, as our investments must triple their operating earnings every 6 years.
So...how does our performance compare with Lipper’s “Multi-Cap Global Growth” mutual funds?
Global Growth
For the 3 years through 2008, Z-Seven’s compounded return topped every single one of the 140 “Multi-Cap Global Growth” funds, as classified by Lipper!
The latest year of 2008 was the ultimate performance test for stock-invested mutual funds. How did we stack up against the “Multi-Cap Global Growth” funds during the latest and most challenging year of 2008?
Lipper’s top ranked Multi-Cap Global Growth Fund declined nearly 33% in 2008. In order to recoup this loss, this “leading” mutual fund would have to achieve growth of 49% next year. Not easily done in this environment!
Our 2008 full-year performance was an astounding 29+ percentage points better than Lipper’s leading “Multi-Cap Global Growth” mutual fund.
Although 2008 started poorly for the stock market, the decline picked up momentum in the last 6 months of the year. How did our final 6 months 2008 performance compare with Lipper’s “Multi-Cap Global Growth” mutual funds?
For the last 6 months ended December 31, 2008, the top “Multi-Cap Global Growth” mutual fund lost approximately 23 1/2%. We did more than 27 percentage points better, as we rose to the challenges of those final 6 months with an investment gain even larger than our higher-than-normal expenses, for net growth in our NAV of more than 4%!
As to our latest quarterly comparisons, they will follow separately...so...please keep reading because “Small/Mid-Cap Global” and “Multi-Cap Global Growth” aren’t the only categories we should be measured against.
Global Value
We are “deep-discount” value investors. By paying only single-digit price/earnings ratios for the highest quality growth companies’ shares, we always invest at a P/E multiple that is less than half of the company’s compounded earnings growth rate. Therefore, even after a market decline in 2008, our value requirement steered us clear of several quality growth companies’ shares until their valuations decline further. We will pass if the stock is not a bargain.
Therefore, we are an investment vehicle not only for the growth investor, but, in addition, we are the value investor’s friend!
Among those mutual funds considered to be “Multi-Cap Global Value” by Lipper, we bested all of their latest 3-year performance returns, with the exception of one, which outperformed our Fund by less than 1/4 of 1%.
What about the tumultuous year of 2008? In this latest year, how do we compare against “Multi-Cap Global Value” mutual funds?
Of the 66 mutual funds in this category that have been in existence a minimum of 1 year – we are celebrating our “Silver” 25th anniversary – the leading fund declined 26 1/2%, while the average of the group actually dropped nearly 36%. Value is considered a “safer” way to go by many investors, but, in order to recover from a 36% decline, growth in excess of 56% must be achieved the next year.
In sharp contrast, our expense-related decline of merely 3% during the latest year placed our performance better than 23 1/2 percentage points higher than the “best-performing” fund during the latest and most challenging year of 2008.
And...what about the latest 6 months, during the worst of the storm (so far)?
Among the “Multi-Cap Global Value” mutual funds that have existed for at least 6 months, the top performer declined 18 1/2%, better than the group average decline of in excess of 29% during the latest 6 months, but, not nearly our match, as Z-Seven’s growth of more than 4% was nearly 23 percentage points better!
While Lipper considers us a “global” mutual fund because, in addition to the United States, we currently have investments in British, Swiss, Belgian, and Danish companies, most of our assets are invested in the United States, as has been the case for nearly 12 years. So, how do we compare to our American-invested peers?
United States Small-Cap Growth
Our largest holding at year-end, PetMed Express, is a small/micro-cap growth stock in the United States, a recent investment made just over a year ago, that was one of very few excellent values at the time of our purchase. Most of our stocks in the United States are small caps, with a few micro caps and mid caps. So, how do we compare against other United States-invested small-cap mutual funds?

While the top fund among 509 “Small-Cap Growth” mutual funds ranked by Lipper for the latest 3 years bested our 3-year return, Z-Seven beat all of the other 508 mutual funds that were categorized as “Small-Cap Growth” during the latest 3 years!
How did the United States-invested “Small-Cap Growth” mutual funds perform during the ultra-challenging latest year of 2008?
Among the 606 “Small-Cap Growth” mutual funds, the leader bested our 2008 return. The average for all “Small-Cap Growth” mutual funds was a devastating decline in excess of 42% during the latest full year of 2008.
During the latest 6 months of 2008, market forces were brutal for nearly all participants and mutual funds were no exception! The best performer among the 623 United-States-invested “Small-Cap Growth” mutual funds limited its damage to merely 1 1/2% in the latest 6 months, compared with an average decline for “Small-Cap Growth” mutual funds in excess of 34%.
Still, Z-Seven did better! Our growth during the same period was more than 4%.
What about the “Small-Cap Value” mutual funds?
U.S. Small-Cap Value
Of the 266 “Small-Cap Value” mutual funds, the top two funds performed better than we did during the latest 3 years, but Z-Seven has achieved better 3-year returns than more than 99% of the “Small-Cap Value” mutual funds!
During the latest, and severely challenging, full year of 2008, how did we compare against United States-invested “Small-Cap Value” mutual funds?
Actually, our 2008 NAV return was 9 percentage points higher than the average of the two leaders and more than 29 percentage points better than the average 33% decline suffered by “Small-Cap Value” mutual funds during the stock market’s history-making year of 2008!
During the final 6 months of the year (2008), conditions were beyond challenging. So how does our performance compare with “Small-Cap Value” mutual funds during the latest 6 months?
Among the 332 mutual funds that have been in existence for a minimum of 6 months within the Lipper category of “Small-Cap Value”, the performance leader, demonstrating superb resilience during a most challenging period, declined 1%.
Z-Seven, just as we did for the entire year of 2008, did even better!
Our growth of more than 4% in our NAV during the latest 6 months also is more than 9 percentage points higher than the average latest 6 months returns of the same top two funds in this category and is in excess of 31 percentage points better than the average decline of 27% suffered by the 332 “Small-Cap Value” mutual funds!
Because we have some mid-cap stocks in our portfolio, just as we compared against “Multi-Cap Global” mutual funds, it is relevant to compare our results with those of United States-invested “Multi-Cap” mutual funds.

U.S. Multi-Cap Growth
Of the 388 mutual funds that Lipper categorizes as “Multi-Cap Growth”, two share classes of the same fund outperformed us with slightly better returns during the latest 3 years. Nonetheless, our results were better than every other mutual fund in this category.
All in all, our Z-Seven Fund’s 3-year performance is better than approximately 99 1/2% of the “Multi-Cap Growth” mutual funds.
How do we compare against “Multi-Cap Growth” mutual funds during the extraordinarily challenging stock market year just finished (2008)?
Out of 508 mutual funds that Lipper categorizes as “Multi-Cap Growth” — that is correct: 120 of them that have been in existence a minimum of a year were not even in business merely two years before – the best performer declined approximately 18%.
Expenses caused our entire 3% decline for 2008. Even after higher than normal expenses in 2008, we still bettered the category’s leading performer by more than 14 percentage points and the average “Multi-Cap Growth” mutual funds’ 42% decline during 2008 by a whopping 39 percentage points!
The latest 6 months presented the greatest challenge in recent memory. How does Z-Seven’s latest 6 month results compare with United States-invested “Multi-Cap Growth” mutual funds?
The best performing fund in the category was a start-up during 2008 and it likely helped it to narrow its NAV decline during the latest 6 months, as newly not-yet invested cash cannot lose money. So, its category-leading decline of merely 11% is somewhat suspect. The second best fund during the latest 6 months lost 16% during the latest 6 months. The average “Multi-Cap Growth” mutual fund suffered a horrendous 35% decline during the latest 6 months alone.
Our gain of more than 4%, even after fund expenses, is nearly 16 percentage points above the top performer in the category. On average, our latest 6-month growth was an incredible 39 percentage points higher than “Multi-Cap Growth” mutual funds!
U.S. Multi-Cap Value
Last to compare are the “Multi-Cap Value” mutual funds. During the latest and most grueling year of 2008, how did our performance compare with “Multi-Cap Value” mutual funds?
Among the 392 mutual funds that have been in business for a minimum of one year in Lipper’s “Multi-Cap Value” category, the top performer declined approximately 16%.
Despite the impact of higher per share expenses on our NAV, Z-Seven’s defensive performance in the trenches of 2008 was 13 percentage points better than the leader and an amazing 35 percentage points higher than the average “Multi-Cap Value” fund for the latest entire year.
And through the latest (but certainly not the greatest) 6 months, how did our performance compare with “Multi-Cap Value” mutual funds?
During the latest 6 months, the best performer in the category declined approximately 6%.
Z-Seven’s growth of more than 4% bested the top performing fund by greater than 10 percentage points. We were an incredible 33-plus percentage points higher than the 29% average decline suffered by the average “Multi-Cap Value” mutual fund!
Whew!! I think I need to take a break...but...if anyone can possibly think of another category of mutual funds that we should be comparing our recent performance numbers to, please let us know, but, to my knowledge, we’ve exhausted them all!
Now to the latest quarter’s comparable performance numbers.

Other Comparisons during Last Quarter of 2008
Global Growth
We easily topped every single “Multi-Cap Global Growth” mutual fund for the latest quarter! In this category, our latest quarter return bested the median by 24 percentage points.
Global Value
Aside from mutual funds which were not yet formed as recently as 6 months ago and therefore had no existing investments to be held accountable for, we easily performed better than every single “Multi-Cap Global Value” fund, as well! Our return was more than 19 percentage points better than the median.
U.S. Small-Cap Growth
Against United States-invested ”Small-Cap Growth” mutual funds, our performance for the latest quarter topped over 99 1/2% of our peers and topped the median performance by a staggering 27 percentage points in merely 3 months!
U.S. Small-Cap Value
Comparing Z-Seven’s latest 3 months performance to United States-invested “Small-Cap Value” mutual funds, we easily came out better than every single one! In fact, our return topped the median for the category by more than 25 percentage points!
U.S. Multi-Cap Growth
Looking at the United States-invested “Multi-Cap Growth” mutual funds, excluding a fund started during the year that did not as yet have existing investments, Z-Seven’s latest 3 months return was easily better than every single one of the nearly 600 funds in this category! In addition, our performance bested the median in this category by 24 percentage points.
U.S. Multi- Cap Value
Leaving the only relevant remaining Lipper category of “Multi-Cap Value” mutual funds, again, Z-Seven’s latest quarter performance easily topped all 414 funds in the category and bested the return of the median mutual fund in the category by 22 percentage points!

STRONGEST SEVEN & WEAKEST SEVEN
We begin with the portfolio’s top 7 performers (in percent return), ranked from our portfolio’s largest investment to our smallest holding.
     This will be followed by a discussion of the 7 lowest performing stocks, our Weakest Seven, in the same order, and covers all 14 stocks currently in our portfolio, of which 11 have been held the entire year and are therefore ranked against one another.
     Because our Strongest Seven and Weakest Seven stocks total 14 and merely 11 of last year’s 13 holdings remained in the portfolio throughout the entire year, 3 of the 14 places get duplicated as being among both our Strongest Seven and our Weakest Seven although they were really middle-of-the-road performers for the year, neither strongest nor weakest, not having enough stocks remaining in our portfolio to completely separate out the strongest and weakest.
     As the global bear market, which I believe has already started, continues to unfold, we will likely find new opportunities to invest in quality growth companies that have previously been priced beyond the limitations of our value requirement. Although we anticipate weeding out a few stocks we currently own as no longer having the growth prospects they once enjoyed and/or having not enough consistency in continuing earnings growth to continue to be worthwhile investments in the recessionary and even the depression-type environment we are now beginning to approach, lower stock prices in the future should present enough opportunities to add more new holdings than we are removing, making the overlap we currently have in our Strongest Seven and our Weakest Seven merely a temporary phenomenon
THE STRONGEST SEVEN
1. PetMed Express
We invested in PetMed, a leading internet-based provider of dog, cat, and horse medicines, near year-end 2007, when outstanding values among quality growth companies were few and far between. Because of its scarcity of coverage by brokers and other mutual funds, PetMed was an unusual opportunity. In January 2008, we added to it at even better prices, making it our largest investment. It is because it is our biggest and most important that it is discussed before any of our other “Strongest Seven”.
Our analysis has so far paid off! In its initial year in our portfolio, PetMed’s following would start to develop on Wall Street, a following it already enjoyed on Main Street as 1-800- PetMeds.
In 2008, a brutal year for nearly all growth stocks, PetMed’s shares successfully resisted the market forces and amazingly advanced by a whopping 46%, nearly all of which was achieved during the tumultuous 3rd and 4th quarters!
Maybe it is because, at a time when growth is tough to continue, investment in recessionary defense plays, like health care and pet products, is good business. Perhaps it is because PetMed is so early in the investment learning curve it has far greater potential demand than other stocks might. It is probably a combination of these two factors, as well as short sellers shorting any stock that is up, in thinking it may give in to the trend. If the short does not turn out as hoped for, it may encourage or even press the short to cover.
At a closing price in 2008 which is nearly 46% above a year earlier, we would still buy it according to our purchase criteria, if we did not already own as much as we do. While retaining the tax advantages of a RIC, by maintaining legal diversification limitations, has caused us to sell a portion of our PetMed holding in January 2009, if new money were invested in our fund, it would be among the first stocks we would buy today.
PetMed is redefining how pet prescriptions are filled and garnering a reputation and customer loyalty for giving pet owners the best of value prices along with good, fast and reliable service. We believe that their growth potential and strong capability in generating cash may make PetMed one of our fund’s best investments ever.
2. UCB Group
This is the second largest pharmaceutical firm in Belgium and is probably best known for its Zyrtec allergy drug, which went off patent in the United States in 2008. As Zyrtec now accounts for well over 40% of this market here at home, it had a meaningful impact on UCB’s 2008 results.
UCB is one of three out of the eleven stocks which we owned during the entire year of 2008 which are in the somewhat awkward position of being both among “Our Strongest Seven” and among “Our Weakest Seven” too, with share price declines ranging from less than 12% for United Guardian to a US Dollar-translated nearly 29% for UCB.
In the case of UCB, it is a bit deceiving, in a roller coaster year of ups and downs in the US Dollar exchange rates vs. other currencies in 2008, to measure its performance in US Dollars, as an actively managed currency hedge on its Euro local currency helped to offset periods when the Euro lost value relative to the US Dollar. In 2008, UCB’s share price was indeed impacted by the global stock market melt down, the maturation of Zyrtec, the delays in bringing other new drugs on to the market, particularly in its biggest market here in the US, and several other factors. In local currency (Euro), UCB still declined about 25% in 2008.
Xyzal, UCB’s next-generation anti-histamine, is being well received in Belgium and France with its post-Zyrtec patent sale and is already a market leader in 8 European countries. It may soon be available here in the US once the FDA reviews its recent application; however, the newest development in allergy treatment has come from a U.S. biotechnology firm, which sold exclusive rights to UCB for products that will aim at prevention. As we’ve been told, “an ounce of prevention is worth a pound of cure”.
Most of UCB’s current earnings are not coming from the allergy side, but rather from a block-busting anti-epileptic drug called Keppra. With Keppra having recently been launched in France and not even in Japan at this time, the company’s goal of over one billion Euros a year appears very conservative, particularly with new markets that will open outside of Europe and the US. Here at home, it dominates the anti-epilepsy market. As recently as five years earlier, it had only been in fourth place. Market share has more than tripled over this period. In Europe, it is on its way to pass the market leader, as its share of the European market has more than quadrupled over the five years since its introduction.
UCB is sacrificing current earnings through a decision by its forward-thinking management to invest heavily in a potential new blockbuster, Cimzia, for the treatment of Crohn’s Disease and rheumatoid arthritis. They decided to increase research and development expense much faster than sales to where it now accounts for 25% of sales.
To put this into perspective, most pharmaceutical companies in the United States only invest approximately 6-7% of sales in research and development. Novartis (one of our holdings) and other top European makers of ethical pharmaceuticals regularly invest nearly double this percentage in developing a pipeline of new products for the future.
You see, just as the U.S. automobile industry doomed itself to foreign (mostly Japanese) imports, the willingness of European pharmaceutical makers to invest in the future is bound to have dramatic long-term influence within the global marketplace for UCB’s industry also.
By accelerating their investment in the future, UCB is spending double their European competitors and four times their American rivals.
Even if Cimzia doesn’t receive regulatory approval for the treatment of Crohn’s Disease, it is expected to receive FDA approval any day now for the treatment of Rheumatoid Arthritis and, shortly thereafter, for the treatment of Psoriasis.
In addition, UCB is working with Amgen in development of a novel sclerostin antibody treatment for bone loss. Filings have recently been made for Neupro for treatment of advanced-stage Parkinson’s Disease in adult patients. Furthermore, in oncology, UCB has completed its Phase IIa trial for CDP791 for the treatment of non-small cell lung cancer and is scheduled to present its results shortly. Down the line, results are expected in 2011 on testing a new treatment for NHL (having nothing to do with hockey).
We’ve owned our UCB investment (our fifth largest overall at approximately 8% of our net assets) for a bit more than six years and have a 26% gain over this time, mostly from the Euro gaining ground vs. the US Dollar.
Although actually among our Weakest Seven for the year of 2005 because investors had not as yet rewarded this standout company for its vision and future growth prospects, that held UCB back to only a 6% increase in 2005 share price (in Euros), it came atop a 35% improvement in 2004 (U.S. Dollars) and a 20% gain in 2003.
In 2006, it increased 46%, making our Strongest Seven. In 2007, it fell 34% in US Dollars.
Their investment in research should pay off handsomely in future earnings growth.
3. FactSet Research
FactSet, UCB, and United Guardian have the awkward distinction of being middle-of the-road performers for us in 2008 and, with merely 11 stocks remaining in our portfolio the entire year, selecting a Strongest Seven and a Weakest Seven results in a duplication of FactSet as both our 6th strongest as well as our 6th weakest, just as UCB was our 7th strongest and 5th weakest in percent change.

It is because UCB and FactSet are among our larger holdings that they are discussed first in this section, before the smaller ones that performed better.
As a reminder, by far our largest holding, PetMed Express (more than twice the size of our UCB investment) was also by far our best performance stock, in its percentage increase, during the latest year.
During the latest quarter, we seized the opportunity to buy additional FactSet shares, increasing by nearly 70% our prior position, when investors hit the panic button and were willing to dump shares at bargain prices.
In March of 2008, we sold more than 61% of our shares at prices which averaged over 70% higher than what we paid some 8 months later.
Much more importance should be placed on the fact that, when selling nearly 2/3 of our Fact Set holding in March, it had more than tripled what we first paid 6 1/2 years earlier and nearly triple what we paid when buying it again around 5 years before it was sold.
FactSet, our 3rd largest amongst our Strongest Seven stocks, gave up nearly 21% in 2008, although nearly 2/3 of our shares had declined an average of less than 2% for the part of the year owned, to eventually close the year 38% higher than what we paid in November, when increasing the size of our holding by nearly 70%.
Although the company has proven that it generates consistent earnings growth, despite serving the investment industry which itself is subject to changing stock market conditions, the shares always lose institutional favor when fears of deteriorating broker and bank profits will cause FactSet to suffer. Their resiliency and earnings growth visibility are not fully respected yet by Wall Street.
Before muddling through a flat year in 2007, FactSet was the larger of only two domestic stocks that made our seven best performers during the previous year of 2006; and it was yet another example of how one of our Weakest Seven one year can become one of our best the next year.
FactSet only advanced by 6% in 2005, consolidating its gain from the previous year, when it rose 53% in 2004, before it rose 37% during the year of 2006, setting up another year of consolidation in 2007.
While its increase of only 6% had FactSet in our Weakest Seven in 2005, in 2004, its 53% rise placed it in our Strongest Seven, and the year before (2003) it had gained 35%, during a year when our Strongest Seven all soared between 54% and 282% (all but one up over 80%). This certainly seemed to be strong; it just wasn’t strong enough to be among our strongest that year.
Even so, a six-year gain of 125% (more than double) came after we quadrupled our previous number of shares owned when we bought more FactSet in the beginning of 2003.
Since first purchased in the summer of 2001, when most information technology stocks sold for much higher prices than they do today, FactSet’s market price has nearly tripled in just over seven years.
Back at the time we had the opportunity to first invest in FactSet, falling stock markets caused their stock brokerage and banking clients to consolidate through mergers, causing some investors to panic out of this stock. They created a wonderful value/growth opportunity for us when their selling drove shares of this extraordinary company to a bargain basement level. FactSet faced the ultimate challenge to its business model at that time and came through the difficult environment without a hiccup to its earnings growth record.
Seems “like deja vu all over again”, as Yogi Berra would have said. Cascading stock prices amidst business failures at prominent brokers and banks spooked investors and we had another opportunity in the final quarter of 2008 to add to what was one of our largest positions at the beginning of 2008, until we sold shares in the first quarter to bring its size under 5% of total assets for the tax advantages of being a “RIC”, which requires most of our assets being in under sized holdings (for us) of less than 5% each. At that time, we sold 61% of our FactSet shares.
And the company continues to defy skeptics and difficult business conditions.
In fact, FactSet recently completed their 28th consecutive year of increased earnings!
FactSet, is an incredible business, and I wouldn’t be in the least surprised to see it return to being not just a middle performer but one deserving to be amongst our Strongest Seven.
4. Balchem
Balchem is our 4th largest investment, among our Strongest Seven. Unlike FactSet and UCB, Balchem was no middle-of-the-road performance stock for us in 2008, but a true star, advancing over 11% during the most challenging year for stocks in 77 years!
Balchem is a shining example of what I nearly always say about our Weakest Seven, how one of our weakest, one year, can easily become one of our strongest the following year and, in several instances, for years and years. Because of its excellent performance for us, not only in 2008 (and previously in 2007 when it rose 31%), but for several years, Balchem is now more than 5 1/2 times what we first paid for it, 6 years ago!
As we stated we would (in last year’s annual report), approximately 2/3 of our Balchem shares were sold during the first 3 months of 2008, at prices within a few percent of its price at the previous year end, to reduce the risk of potential cyclical vulnerability, combined with a higher P/E, during unusually precarious economic and stock market environments so that it is no longer our largest investment, as it was a year ago. Nonetheless, Balchem remains our 8th largest.
Balchem’s year amongst our Weakest Seven in 2006 followed two consecutive years among our “Strongest Seven” with an advance of merely 29% in 2006. It was actually both our 8th best performer as well as our 7th worst performer in 2006.
Balchem advanced 93% (our highest % gainer) during the previous year of 2005 and 52% in 2004 after being among our Weakest Seven the year before and is now more than quintuple what we originally paid for Balchem, when we first invested in them during the bear market year of 2002.
During the year of 2007, Balchem did merely a little better than it did in 2006, as it increased its year gain a bit to 31%, in absolute measure; however, relative to the others in our portfolio, it climbed from 8th best performer in 2006 to our 2nd biggest per cent gainer for 2007, an example of how much more difficult the markets were, particularly in the closing 6 months of the year, when I believe a new cyclical bear market within the previously established secular bear market had started.
Although Balchem did really well during the last recession, it slipped afterwards, making the continuation of uninterrupted growth, approaching the global depression that appears to be starting, less visible than for some of our other holdings.
Balchem’s youngish dynamic top management team appears likely to continue to deliver positive results through sticking wisely to niche markets and staying away from the competitive end of their specialty chemicals industry and making selected business-complimentary earnings-accretive acquisitions.
Therefore, we believe that we should continue to invest in Balchem, a high cash-flow generating business that is small enough to grow rapidly but conservatively over the long-term and is in the infancy of its stock market recognition and ultimately has the potential to expand its P/E multiple, relative to the general market. Cost control measures and recent earnings accretive acquisitions at Balchem give further cause for optimism for 2009, as well as the long-term.
We did, though, significantly reduce the risk to the possibility of future cyclical pressures on earnings growth, during the intermediate term. In accordance with our selling discipline, we sold 2/3 of our year-ago holding of Balchem.
5. Techne Corp.
Our 5th largest investment among our “Strongest Seven” is Techne. During its sixth year in Z-Seven’s portfolio, this highly profitable biotechnology company (highest profit margins of any company in any business I am aware of), had a defensive gem, with a dip of approximately 2% in 2008 (the worst year for the S&P 500 in 77 years) after it was up 19% in 2007, a less-difficult year for stocks, in general. It had then rebounded from our exception to the rule, as our only sock that declined in 2006, but merely by 1%!
It illustrates the following concept, as expressed in the 2006 annual report. “I would not be surprised to see many stocks among this year’s Weakest Seven to rebound to become some of our Strongest Seven the next year.” “In 2007, Techne has a chance to return to our list of best performers.”
In 2007, both of our two largest investments, at that time, (Balchem and Techne) did exactly that.
In 2008, in order to meet IRS diversification rules for RIC (Subchapter M) tax advantages for our shareholders, we divested of approximately 2/3 our Techne holding at approximately the same price it began the year at, more than double our cost.
Techne was profitable to Z-Seven the previous year of 2005, increasing by 44%, as it likewise recovered from a flattish year in 2004, when it rose only 3% in market price.
In such years as 2004 and 2005, we are pleased that neither Techne nor any of the stocks we owned at that time declined at all either year!

During its first year in our portfolio, Techne’s steady earnings growth and bargain market price combined to help its market price to increase by 32%. Its initial year growth of 32% was, because of even bigger gains within our portfolio, not strong enough to have made it into our Strongest Seven in 2003.
During its six years in Z-Seven’s investment portfolio, Techne’s market price has more than doubled (advanced 126%).
I believe Techne is worth a higher P/E multiple than any other company I have ever seen in my 35 years plus of selecting stocks according to our seven criteria, as a result of profit margin superiority, resultant balance sheet strength, ultra-conservative accounting, unusual long-term visibility in earnings growth, and an incredible wealth of proprietary cytokines (biotechnology products). As a result, it has the long-term potential to become one of the biggest winners in our fund’s history.
6. United Guardian
Only 3 of our holdings are smaller than United Guardian, a domestic fully-integrated research, manufacturing and marketing company of personal care and cosmetic and pharmaceuticals ingredients. Nonetheless, it is yet another example of defensive performance in the tumultuous year of 2008 with a dip of not even 12% in share price.
In 2007, it was yet another stock returning to our Strongest Seven from being amongst our Weakest Seven, the previous year. As we stated in the 2006 annual report, “...better reports, this could be yet another example of one of this year’s Weakest Seven potentially on its way to one of next year’s best performers”.
Exactly, as United Guardian delivered 35% earnings growth during the first nine months of 2007. This growth helped Forbes to include United Guardian as one of the 200 best small companies in the United States. Traded thinly on the Amex (American Stock Exchange), though, this company continues to await better investment recognition, as its market price failed to keep pace with its earnings growth, increasing merely 16% during the year of 2007.
This comes after seemingly consolidating its 86% increase in market price during 2003, for three years in-between. United Guardian has more than doubled (up 119%) during the latest six years, after more modest gains of 7% in each of the two years of 2004 and 2005 and merely 1% in the year of 2006.
7. Novartis
Although Novartis is our 3rd smallest holding in our portfolio (at just over 2% of our net assets), it is a giant Swiss pharmaceutical company, which was originally Sandoz when we first invested in it and later merged with fellow Swiss drug company, Ciba Geigy, and now also controls the third largest Swiss company in this industry, Roche. Its consistent earnings growth has made it a stellar performer in some difficult markets, and its dip of less than 10% during the latest year of 2008 takes the cake because the S&P had not had such a miserable year in 77 years, going back to 1931.
But for Novartis to have been “merely” up 11% during 2004 and having its market price rise by “only” 24% in 2003 placed

Novartis among our Weakest Seven for those years.
Continuation of these solid and steady gains, with an increase of 21% in share price in 2005, gave Novartis the last spot on the following year’s (2005) Strongest Seven, which they truly deserved, since their growth over the years has been far from weak.
In 2006, however, Novartis advanced merely 10% in US Dollars and returned to our Weakest Seven.
Almost all of these strongest performers generated a total return for the year of 2006 which exceeded 40%.
During the year of 2007, Novartis was both our 7th strongest and our 6th weakest performer with a decline of nearly 5%.
Its return in 2008 was the lowest among “Strongest Seven” stocks that are not also members of our “Weakest Seven”.
Since we first started to invest in Novartis (Sandoz) in 1992, its market price has increased approximately 7 times (adjusted for stock splits) in less than 17 years.
All in all, 7 of the 9 biggest holdings in our portfolio for the entire year of 2008 are ALL our Strongest Seven for the year 2008 and 4 out of our 5 most sizeable investments the previous year were among the 7 best performers in the previous year of 2007.

THE WEAKEST SEVEN
The following stocks were our portfolio’s weakest performers for 2008. While each and every one of these laggards was profitable for us during the year of 2006, except for Techne’s 1% decline, this amazing feat was unfortunately not repeated during the most recent two years, as share prices began declining rapidly in London and elsewhere in Europe during the last 6 months of 2007 and, by the most recent year of 2008, a full-fledged global bear market ravaged stocks in and out of the U.S., as the S&P 500 suffered its worst year in 77 years (since 1931).
As a result, all of our fund’s British holdings declined during the full year of 2007, as did all but one (Lindt & Sprungli) of our other European investments.
In 2008, all of our European holdings declined in share price. At least the fund profited from 2 of the 5 remaining US stocks, held throughout the year and only 1 of the 5 declined by 12% or more and EVERY ONE of our US stocks outperformed the S&P 500.
In 2005, every stock without exception earned us a positive total return, just as each of these same “Weakest Seven” stocks made money for us in 2004 also, and, in some instances, grew even more than comparable and relevant market indices.
Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.
1. Rathbone Brothers PLC
Rathbone is an even greater bargain than it was last year, as, after its share price declined nearly 11% in 2007, it fell twice as much (22%) in local currency (Pound Sterling) and twice as much again (approximately 43%) when converted in to US Dollars in the latest year of 2008.
Much of this decline was offset by our actively managed hedges for periods of stock market and currency exchange vulnerability.
Its previous year weakness in 2007 was consolidating a rise of 38% in 2006, (in US Dollars). As a result of the global financial turmoil in 2007 and 2008, its market price is now even less than the company’s cash per share and it is debt free!
During 2005, when Rathbone shares rose 16% and also in 2004, when Rathbone’s market price enjoyed a gain of better than 23%, neither year was strong enough to qualify for our Strongest Seven nor was it weak enough to include Rathbone among our Weakest Seven. Even the year before (2003), Rathbone rose 48%, but needed an increase of better than 54% in 2003 to have been among our Strongest Seven that year or less than 27% to have been a member of our Weakest Seven in 2003 and was therefore not included in either category, until it returned to our Strongest Seven in 2006.
While Rathbone has given us growth over the latest six years of approximately 50%, even after the poor showing in 2007 and 2008, it has only made our Strongest Seven once during the latest six years.
In the highly volatile up-and-down world of stockbrokers and investment managers, it is far more impressive that our investment in Rathbone Brothers PLC has increased approximately 160% during the nearly 12 years we have been investing in them, from our initial purchase back in early 1997.
With cash and marketable securities that have increased in line with its share price, Rathbone’s valuation in the marketplace has as yet to be rewarded. Further, it undeservingly suffered from unknowledgeable investors dumping the shares when brokers and banks caught it for speculating in mortgage-backed and even more exotic securities.
Rathbone has absolutely none of these current industry-related problems. The investment management business that makes all of the cash for this still not-that-well-known cash cow is valued at less than zero, after we deduct its cash and investments from its market value. As a result, Rathbone’s best performance may be in the years to come.
2. Lindt & Sprungli
At approximately 9% of our net assets, Lindt ranks behind Rathbone as we count down our seven weakest stocks of 2008 in their order of importance to Z-Seven. Lindt is now our 2nd largest foreign (European) holding and our 4th biggest altogether.
It is gratifying to note that 7 out of our 9 largest, therefore, are ALL of our Strongest Seven.
Probably best known in North America for its San Francisco-based Ghirardelli chocolates, this Swiss confection manufacturer is Europe’s leading producer of premium chocolate bars, truffles, etc. and has been a valuable part of our portfolio for 15 years.
After topping all Z-Seven investments with a 71% gain in share price during 2004, Lindt tacked on another 38% (in Swiss Francs) during 2005 and had then compounded another 45% increase in 2006 in US Dollars, before leading all of our investments with a 41% gain in 2007, for a four-year advance of 383% (power of compounding).
Despite the recession-resistant nature of its business, Lindt shares got caught up in the global devastation of share prices in 2008, with an uncharacteristic 47% decline in its share price. Even following its substantial setback in 2008, it has now multiplied its original cost by nearly 7-fold since we first purchased it in December 1993.
Lindt had been a steady performer over the long-term and year-to-year as well. I believe the recent drop to be unwarranted, given the highly visible earnings growth prospects it has achieved.
It would, therefore, not at all surprise me to see the return of Lindt to our “Strongest Seven”, possibly as early as 2009.
On a personal note, my children, Ariana and Jacob, and I really enjoy Lindt’s white chocolate truffles.
3. UCB Group
UCB is among both our Strongest Seven and our Weakest Seven because we only had 11 stocks in our portfolio throughout the latest year, until we capitalized on bargain opportunities in the final quarter of 2008 which, in addition to the existing investments we bought more of, gave us 3 new stocks to now have 14 going in to 2009.

Please refer to “Our Strongest Seven” for further details on UCB.
4. FactSet Research
Like UCB, FactSet’s middle-of-the-road 2008 performance makes it both one of our Weakest Seven and one of our Strongest Seven for the latest year. As such, please read more about FactSet in our Strongest Seven section on page 43.
5. United Guardian
Another stock, by virtue of its under 12% dip in 2008, that qualifies (like FactSet and UCB) for both our Strongest Seven and our Weakest Seven, United Guardian is discussed more fully as one of our Strongest Seven.
6. Skako Industries (Formerly VT Holding) & 7. Brewin Dolphin PLC
Skako, which used to be called VT Holding, and Brewin Dolphin are being discussed together because they are our two smallest holdings, accounting for an average of less than 2% each of our net assets.
Skako is our lone remaining Danish investment. Brewin Dolphin is a weaker cousin to Rathbone, another British investment manager, smaller and not as well managed, since they made changes in top management. Because Skako no longer has the diversified businesses it once successfully used to guide them through difficult times in the general European economy, it will become more vulnerable to cyclical weakness than it used to be.
Considering the severity of the global economic collapse, we should have parted with both Skako and Brewin Dolphin sooner and would have saved at least part of this past year’s losses. As small as they are to us, it didn’t appear to make that much difference to us, overall, but, a right investment decision wasn’t made in either case. I won’t hide from the blame.
To the contrary, these are two mistakes I can and should learn from to sharpen the application of our sell discipline. These two are targeted to be sold in an upcoming rally, so that we have a possibility of receiving an improvement in price on our way out
The name change to Skako, its last remaining operating subsidiary, is exactly what our British holding Roxboro did recently when it changed its name to Dialight, its last remaining operating unit. Dialight was eliminated from our portfolio during 2008 and, therefore, isn’t included in either the Strongest Seven or the Weakest Seven, but is discussed afterwards.
For Skako and Brewin Dolphin, their 2008 share price declines of 42% for Skako and our portfolio’s worst 54% for Brewin Dolphin weren’t quite as lousy as they appeared because we actively manage currencies throughout the international portfolio’s currency spectrum and their local currencies’ price drops were actually under 40%. Substantial dividends paid brought our total returns to about -32%. At least these are our smallest two.
Skako suffered a similar net return in 2007, which is why I’m not happy to see us repeat its performance in 2008. Fortunately, these two years came after three profitable years.

As for Brewin, its share price declined nearly 10% for all of 2007, although a substantial dividend brought its total net return to a decline of a little more than 6% (in US Dollars).
This served to consolidate four great years in 2006 when Brewin advanced 25%, following a gain of 63% in 2005, which, in turn, was following an advance of 42% in 2004, and after its more than doubling (145% rise) during the year of 2003.
These gains followed a rough time for the company. Fortunately, we sold nearly half of our shares in Brewin Dolphin during the first year we held them, at a profit, after a sharp rise in its price.
Years ago, in 2002, we said, “perhaps Brewin Dolphin and other stocks among our Weakest Seven during 2002 will be among our strongest next year, as has been the case this year and many times before”. Sure enough, that’s exactly what happened, both for 2003 and 2004 and again in 2005. Now, it’s back amongst our Weakest Seven; however, when it was losing merely 6% in 2007, amidst the storms surrounding London prices, in general, and the stock broker industry, specifically, is actually, relatively speaking, something of an accomplishment!
We are concerned, nonetheless, about the immediate future, particularly if we are correct in looking for a multi-year bear market in stocks, as this can dissuade new clients from seeking investment management and can pressure assets under management from within. As a result of these factors and changes in management, we are likely to eliminate our Brewin holding in the near future.
Well there it is! Every single one of the stocks we held last year and still own. But...isn’t there still something missing?

STILL SOMETHING MISSING?
Yes, there were more than 11 stocks owned the previous year, two more to be exact, as stocks that were eliminated from our portfolio during 2008 are.
Ballantyne of Omaha
Their vulnerability to the cycles in the cinema industry was likely the cause of its poor performance in 2000 when it was among our Weakest Seven. Many times we have said that last year’s Weakest Seven may well be next year’s Strongest Seven. In 2001, Ballantyne began to rebound from exceptionally undervalued prices, and made it into the Strongest Seven, with a gain exceeding 44%.
During 2002, Ballantyne added a gain of nearly 40% to its even better increase the year before, repeating as a member of the Strongest Seven.
For the third year in a row among our Strongest Seven, Ballantyne in 2003 had its best year for us as its stock nearly quadrupled in price (up 282%) that year, making it our best performer for the year.
For the fourth year consecutively, after its tough year of 2000, Ballantyne continued to head in the right direction and continued to lead our strongest stocks, this time with a gain of more than 55% for the year of 2004.
In 2005, however, Ballantyne consolidated its previous outstanding performance with an increase of “merely” 9%.
In 2006, Ballantyne consolidated further with an advance of 7%.
In 2007, it rejoined our Strongest Seven with an advance of 12%.
Fortunately for us, we did not panic and sell any of our shares along the way and have thus benefited from its six-year climb to more than 14 times what it was at the end of 2000.
Considering that only in four of these seven years were we in a bull market (here in the U.S.) and, in two of the other three years, in a very difficult bear market, I don’t know how many (if any) other domestic stocks multiplied more than 14-fold over those seven years.
Ballantyne did not recover its loss for us in full, but the continuity and perseverance of management during their hard test, when theater customers for Ballantyne’s film projectors were going out of business and closing units, gave us confidence in Ballantyne’s long-term future, with no debt on their balance sheet back in their darkest hour.
In our 2006 annual report, we noted “Results have started to suffer lately and, unless they return to a growth plan, we may dispose of these shares.” With the economy uncertain and given the previous earnings vulnerability in 2000, we started eliminating Ballantyne in December 2007 and sold 7% of our holding by year-end and the remaining 93% in January 2008 at, for the most part, even better prices than its 2007 closing price
Dialight PLC (Formerly Roxboro Group)
Our second smallest among last year’s (2007) “Weakest Seven”, at less than 2% of our net asset value, was Dialight PLC, as renamed for the final remaining operating unit of what had been the British electronics and controls holding company of Roxboro Group PLC, a little-known (like most of our investments) British manufacturer of electronic controls that reduced its capitalization in mid-2003 when it returned to us and other shareholders the proceeds (net of debt repayment) of the sale of its aerospace instrumentation business. In late 2005, the remaining operating companies were sold with the exception of the U.S. based Dialight, a rapidly growing manufacturer and developer of state-of-the-art lighting products and systems, mostly for telecommunication and for traffic control.
Its share price increase was about 14% during 2006 (US Dollars). Before that, our prices supplied by our data source are in local currency and it advanced 16% (in Pounds Sterling) during the previous year of 2005, after gaining 64% in 2004 for a two-year advance of 90% (nearly doubling), not even yet including a massive income and return of capital distribution in 2005, upon the latest divestitures.
To share with you the significance of Dialight’s distributions in 2005, including 2005 distributions, Dialight actually more than doubled for us during those two years and earned us a total return for 2006 of a whopping 60%.
In its final whole year in our portfolio (2007), its share price declined 47%, in Pounds Sterling, but less in US Dollars, net of the dividend.
In last year’s annual report, we stated: “Dialight’s traffic signal business, once so promising because of their proprietary technology, has turned down, as several US municipalities have delayed and deferred some orders. In Europe, orders continue to accelerate, albeit from a smaller base. Because of its cyclical vulnerability, this investment could become a candidate for sale in the near future.”
As a result of worsening state and local fiscal crises, we indeed eliminated Dialight during 2008, at least not exacerbating our losses suffered on the other two of our smallest holdings (Skako and Brewin Dolphin).
Although our former largest holding (Barratt) was eliminated during the prior year (2007), it was so significant an elimination we thought it worth repeating our discussing it, as we had in last year’s annual report.
Barratt Development PLC
The largest of our best performers in 2006, just as it was in 2005, as it started 2007, comprising nearly 14% of our net asset value. Barratt had the dubious distinction of being the largest among our worst performing holdings in 2004, when its share price “merely” increased by 18%. This was not enough to earn Barratt an accustomed place among our Strongest Seven. Barratt was the biggest of the best performing investments during the previous year. Barratt Development PLC, now the #1 British housing developer, performed well enough to repeat for the third year in a row, as one of our Strongest Seven in 2001 – 2003. Most of that time we were in a bear market on both sides of the Atlantic.
With a 43% rise in its share price (U.S. Dollars) during its last full year in our investment portfolio (2006), it was tied for our 4th largest % gainer, making our Strongest Seven during 5 of its last 6 years.
In fact, its prior year increases of 66% in 2005 and 18% in 2004 and 54% in 2003 and 3%, during a very hard bear market year in 2002, came after a 38% jump in share price the year before, and that does not even include a considerable dividend.
Barratt had multiplied nearly 7-fold for us on a total return basis (including dividends) during its last six years (2001 – 2006). Keeping in mind that only during the four most recent of those years did the British market have favorable conditions (like our experience in the United States during the same period) and that many publicly traded British companies had lost money for investors during their last six years, as a result of a deep decline ending in 2002/2003. Therefore, our nearly 7-fold success on Barratt is indeed impressive.
Since first purchased around year-end 1998, Barratt’s market price increased more than 30% in just over a year. At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares. Specifically, although Barratt’s profits were growing during most of the 1990’s, their earnings for the most part were only strong when it had a favorable economic wind at its back. When viewing Britain’s last major recession (1989 — 1992), Barratt was not able to buck the down years, and suffered a couple of miserable years.
The company had been progressing just fine afterward, however, even when mortgage rates were rising and even in the last recession. As a result, we purchased some 30% more Barratt back in the initial quarter of 2001.
A factor favorably impacting Barratt’s price is that it was among the few companies continuing to have its shares trade at bargain price/earnings multiples even though it demonstrated its ability to achieve earnings growth in the last difficult economic environment.
My main concern is that Dave Pretty, Barratt’s CEO, just retired last year and was replaced by someone from outside the company and even outside the industry, after a year of uncharacteristically flat growth. As a result, we kept much closer tabs on this one than we normally would have. When they immediately acquired Britain’s next biggest home builder, showing new management was departing radically from the very successful policy of growing the business internally that retiring management had long and steadfastly stuck with, we then sold what was our largest holding.
Four years earlier, Barratt’s then CEO was suddenly killed in a car accident, but we were comfortable with Dave Pretty’s promotion from another top spot to take his place.
This is not the same, so, even though the company is still in fine shape, we were not comfortable to have this “ship without a rudder” in our portfolio at all, going forward, let alone having 14% of our assets invested in it.
Barratt was sold at about 7 times what we first paid back in 1998 and it was a good thing that we did, as Barratt was hit particularly hard in the 2nd half of 2007 London stock meltdown, losing more than half of its value in only that half year after our sale.
In conjunction with our sell discipline, we are making our portfolio as safe from the risk of recession as we are able. In addition to Barratt (2007), we sold our Ballantyne of Omaha holding by January 2008, and Dialight later in the year, while Skako and Brewin Dolphin, our smallest holdings, are for sale too, if we can get better price opportunities on a rally.
And something else?
Yes. In fact, we now do have something else...3 new investments made in the 4th quarter of 2008, when a weak stock market and a lack of following for these growing companies made their stock prices rare bargains within a still overvalued stock market, in general:
1. Cognizant Technological
Cognizant is by far the largest of our 3 new investments. It is a company we have followed for quite some time but never thought we could get such a steep meltdown among tech stocks to have the opportunity to buy it on the cheap. “Never say never!”
In the fourth quarter of 2008, we purchased shares of Cognizant at prices ranging from 15.27 to 16.10. It closed 2008 at 18.06. Our gains to year end thus range from approximately 12%-18%.
We are always making long-term investments and, despite the fact that we sold roughly one quarter of our fourth quarter 2008 purchase during January 2009 in order to meet diversification requirements needed to retain tax advantages of being a “Regulated Investment Company”, it is our objective, so long as Cognizant’s performance continues to meet our stringent criteria, to continue holding its shares for several years, possibly even a decade or more, as has been the case with some of our investments.
Those shares we needed to sell earned us profits ranging from 22%-34% in 2-3 months. Should Cognizant remain in our portfolio during the entire year of 2009, it would qualify to be included among our “Strongest Seven”. Considering its great start to the new year, during a January when the S&P 500 registered its steepest decline in history for the tear’s opening month, it does indeed have a chance.
Learn more about our new investment Cognizant in our “Consistency of Operating Earnings Growth” criterion discussion on page 17.
2. Forrester Research
Forrester Research was, by far and away, the smaller of the two stocks that we sold in 2007 and one of the smallest overall at less than 2% of our net assets at that time.
Because Forrester pleasantly surprised us by its achievement of steady growth in 2008, despite the depression we are spiraling down into, we renewed our investment in one of the finest entrepreneurially-managed businesses in the United States. Nonetheless, its total reliance on internet customers has caused its earnings to be vulnerable to cyclical swings in the economy. For this reason, we have invested considerably less in Forrester, during the most recent quarter in reestablishing a holding in it, than we did in Cognizant.
The previous time Forrester was in our portfolio, we held it for six and a half years before it was sold. It has a sparkling balance sheet and Forrester is debt free, despite having made a substantial recent acquisition. In fact, Forrester’s cash and equivalents plus marketable securities are more than five times all liabilities except deferred revenue.

We still had a small loss (roughly 1 1/2%) on our Forrester investment, as we entered 2006. Keep in mind that this had been through a horrific period for investing in the U.S. Internet related tech stocks (less than five years).
In their sixth and most recent year in our portfolio of 2006, our Forrester shares became profitable with an advance of 45%, one of our best performers in 2006. All in all, Forrester had increased 43% in nearly six years for us through the end of its last year in our portfolio (2006).
In our previous annual report (2005), I stated, “During the latest year of 2005, Forrester’s market price rose not quite 5%, qualifying as one of our Weakest Seven, but, given its long dormant price and with renewed and accelerating earnings growth, it wouldn’t surprise me to see Forester among our Strongest Seven”.
Nonetheless, Forrester had a very hard time staying in the black during the past recession, as the internet business that they perform research on was undergoing a shakeout from its initial high growth era.
As a result, despite lots of respect for their entrepreneurial and forward-thinking management and much admiration for their amazing balance sheet strength, we made the determination that Forrester’s earnings and stock price were potentially vulnerable to an economy that is heading down. .
When we sold Forrester in late 2007, we only had a gain of approximately 30%.
Many an internet-related tech stock, from Amazon to Yahoo lost money for their investors, over the same period of time.
During the latest quarter, we again invested in Forrester’s shares, buying them more than 7% below where we sold them for nearly a year earlier. It appears we were not the only ones pleasantly surprised with Forrester’s 2008 earnings performance, as the stock held up remarkably well during the stock market’s worst year in 77 years.
By year end, in less than 2 months since our newest investment in Forrester, we are already making 22% on our latest buy.
3. Sun Hydraulics
Like Forrester, we were far more careful in our buy of shares in Sun Hydraulics, limiting our investment to one-half of what we put into Cognizant, recognizing how much better Cognizant came through the previous economic downturn than either Forrester or Sun.
The risk ahead is that the capital goods cycle operates on a lag to the rest of the economy and may cause significant damage to Sun’s earnings. On the other hand, as a manufacturer of hydraulic valves, long-term prospects appear bright because of the need for its products here in the US and even more so in the developing world for the rebuilding of infrastructure.
Unlike the profitable beginnings for our two larger new investments (Cognizant and Forrester), Sun has started slowly, as its share price declined, but by less than 10%, through the year end.
Perhaps, from among our 3 new investments, will come “Our Strongest Seven” stocks during their first full year in our portfolio: 2009!

PERFORMANCE AND FINANCIAL INFORMATION
In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund’s twelve largest investments at year-end (comprising 98% of our common stock market value).

			Current Balance	US Dollar
	Earnings Growth		Sheet	Share Price
	(1997-2007) (a)
			Total Debt
	# of Down	Annually	(long and short)
	Years	Comp.	as % of Working
	Earnings	Growth Rate	Capital	12/31/07		12/31/08	% Dif.
PetMed Express	2	+67%	NO DEBT!	12.10		17.63	+46%
Cognizant	0	+69%	NO DEBT!	16.06	(n)	18.06	+12	%(n)
Rathbone PLC	2	+15%	4%	20.90		11.98	-43%
Lindt & Sprungli	0	+17%	24%	3462.44		1841.50	-47%
UCB	2	+0%	-1082%	45.35		32.38	-29%
FactSet Research	0	+24%	NO DEBT!	55.70		44.24	-21%
Forrester	2	+12%	NO DEBT!	23.21	(n)	28.21	+22	%(n)
Balchem	1	+19%	NO DEBT!	22.38		24.91	+11%
Sun Hydraulics	2	+17%	1%	20.70	(n)	18.84	-9	%(n)
Techne	0	+21%	2%	66.05		64.52	-2%
United Guardian	3	+14%	NO DEBT!	10.41		9.20	-12%
Novartis	2	+1%	168%	54.85		49.51	-10%
S&P 500 Index	2	+5%	722%	1,468.36		903.25	-39%

(a)	Companies that have reported annual earnings for the fiscal year 2008 have been updated to 1998-2008

(n)	New stock bought in last 3 months of 2008. Year ago price and % change reflect first purchase prices and not 12/31/07 prices.
The above information was obtained from sources deemed to be reliable, but no guarantee is made as to the accuracy of such information.
Information provided with respect to the Fund’s Portfolio Holdings is as of December 31, 2008 and is subject to change at any time.

BONUS/PENALTY PERFORMANCE INCENTIVE
Z-Seven’s net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.
This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical. It is one resulting in actual payments to or by Z-Seven’s Adviser. As recently as 2008, the Adviser earned performance bonuses totaling $21,341.
The performance arrangement compares Z-Seven’s net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

STATEMENT OF PURPOSE
Our investment discipline is what begins to separate the Z-Seven Fund from other investment companies (mutual funds). The cover of our annual report is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors.
As you read further into the Annual Report, it will quickly become obvious that, not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature each year. We do this because it is through the lessons learned from mistakes that we continue to evolve as better investors.
Our “Criteria for Stock Selection” section brings the theoretical to life by the most meaningful of examples of the largest investments among stocks we own. It is followed by our “Selling Discipline.”
Risk exposure is on the minds of most investors. Therefore, in a section of the report entitled “This Year’s Best Question”, immediately following our shareholder letter, we answer “How Did We Do It? How Did We Manage to Protect The Value of Our Portfolio During the Worst Year in the Stock Market Since 1931?” We explain how we will continue to protect the value of our portfolio. We not only discuss the economic conditions we faced, but what we did to battle the most challenging forces imaginable and what we intend to continue to do about it to protect our money so that we will be able to fully capitalize on opportunities which may result.
Our shareholders regularly tell us that the explanations of investment decisions and market analyses in our annual reports have helped them to become better investors. I hope you enjoy the report and find its contents helpful.
Information contained in the previous pages is unaudited. The audited financial statements for the year ended December 31, 2008 begin on the following page.

COMPARISON OF $10,000 INVESTMENT IN
Z-SEVEN FUND, INC. VS. S&P 500 INDEX**

		Average Annual Return
	Total Return
	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception
	12/31/2008	12/31/2008	12/31/2008	12/29/1983 to 12/31/2008*
Z-Seven Fund, Inc.	(2.99%)	3.72%	(1.89%)	4.60%
S&P 500 Index	(38.49%)	(4.07%)	(3.03%)	7.03%

*	The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

**	The S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.)

Z-SEVEN FUND, INC.
Fund Expenses Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within twelve months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2008 and held for the six months ended December 31, 2008.
Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid During
	Beginning Account		Period*
	Value	Ending Account Value	July 1, 2008 through
	July 1, 2008	December 31, 2008	December 31, 2008
Actual	$1,000	$1,048.39	$20.80
Hypothetical (5% return before expenses)	$1,000	$1,004.80	$20.36

*	– Expenses are equal to the Fund’s annualized expense ratio of 4.04% multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

Z-SEVEN FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2008

Number
of		% of	Market
Shares	Security Description	Net Assets	Value
	COMMON STOCKS	96.01%

	BIOTECHNOLOGY:	4.81%
4,365	Techne Corp.		$281,630

	COMPUTER SERVICES:	12.53%
40,600	Cognizant Techology Solutions Corp.*		733,236

	CONFECTION:	9.12%
290	Lindt & Sprungli AG		534,035

	INFORMATION & RESEARCH SERVICES:	12.61%
9,100	FactSet Research, Inc.		402,584
11,900	Forrester Research, Inc.*		335,699

			738,283

	INVESTMENT MANAGERS:	10.99%
60,326	Brewin Dolphin PLC		90,203
46,143	Rathbone Brothers PLC		552,963

			643,166

	MANUFACTURING:	2.14%
6,313	SKAKO Industries A/S		124,971

	MISCELLANEOUS:	4.96%
15,400	Sun Hydraulics Corp.		290,136

	PHARMACEUTICALS:	10.74%
2,697	Novartis AG		133,539
15,277	UCB SA		494,793

			628,332

	SPECIALTY CHEMICALS:	9.88%
13,132	Balchem Corporation		327,118
27,278	United Guardian, Inc.		250,958

			578,076

Number
of		% of	Market
Shares	Security Description	Net Assets	Value
	VETERINARY PRODUCTS:	18.23%
60,558	PetMed Express, Inc.*		1,067,637

	TOTAL COMMON STOCKS (COST: $4,429,900)		5,619,502

	OPTIONS:	2.57%

Contracts

70	Mini Nasdaq 100 Index Puts @$127.50, Expires January 2009		57,750
273	Mini Russell 2000 Index Puts @$52.50, Expires January 2009		92,820

	TOTAL OPTIONS (COST: $170,961)		150,570

	TOTAL INVESTMENTS:
	(Cost: $4,600,861)	98.58%	$5,770,072
	Other assets, net of liabilities	1.42%	82,847

	NET ASSETS	100.00%	$5,852,919

*	Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund’s related balance sheet.)
See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at value (identified cost of $4,600,861) (Note 1)	$5,770,072
Cash	616,086
Dividends receivable	10,468
Tax reclaims receivable (identified cost of $91,337; net of reserve for uncollectible reclaims of $8,032)	100,469
Receivable for securities sold	103,077
Unrealized gain on forward foreign exchange contracts	3,208
Prepaid expenses	3,233

TOTAL ASSETS	6,606,613

LIABILITIES
Foreign currency overdraft, (identified cost: $676,614)	598,495
Payable for securities purchased	102,807
Accrued advisor fees and performance bonus	3,515
Accrued professional fees	32,301
Accrued custodian fees	2,999
Accrued director fees	5,000
Accrued administration	6,827
Accrued other	1,750

TOTAL LIABILITIES	753,694

NET ASSETS	$5,852,919

Net Assets Consist of:
Paid-in-capital applicable to 1,000,587 $1 par value shares of beneficial interest outstanding, 7,700,700 shares authorized	$8,187,836
Accumulated net realized gain (loss) on investments	(3,594,587)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,259,670

Net Assets	$5,852,919

NET ASSET VALUE PER SHARE
($5,852,919 / 1,000,587 shares outstanding)	$5.85

See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 2008

INVESTMENT INCOME
Dividend (net of foreign tax withheld of $14,879)	$119,052
Interest	25,749
Foreign tax reclaims	14,879
Miscellaneous income	506

Total investment income	$160,186

EXPENSES
Investment advisory fees (Note 2)	85,730
Investment advisory performance bonus (Note 2)	21,341
12b-1 fees (Note 2)	17,461
Shareholder services and reports	8,692
Recordkeeping and administrative services	42,331
Accounting fees	25,115
Transfer agent fees	19,218
Custody fees	7,887
Professional fees	65,334
Compliance fees	39,197
Registration fees	5,021
Directors fees	18,251
Miscellaneous	34,955

Total expenses	390,533
Management fee waiver (Note 2)	(85,730)

Net expenses	304,803

Net investment income (loss)	(144,617)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on investments	1,723,461
Net realized gain (loss) from in-kind redemption	415,435
Net realized gain (loss) on translations of assets and liabilities in foreign currencies	58,656
Net increase (decrease) in unrealized appreciation/depreciation of investments	(2,499,437)
Net increase (decrease) in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	59,926

Net realized and unrealized gain (loss)	(241,959)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(386,576)

See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31, 2008	December 31, 2007
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$(144,617)	$(121,603)
Net realized gain (loss) on investments and translation of assets and liabilities in foreign currencies	1,782,117	1,569,578
In-kind redemptions	415,435	—
Change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	(2,439,511)	(2,094,906)

Increase (decrease) in net assets from operations	(386,576)	(646,931)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	—	(8,634)

Decrease in net assets from distributions	—	(8,634)

CAPITAL SHARE TRANSACTIONS (Note 5)
Shares sold	42,749	440
Distributions reinvested	—	6,163
Shares redeemed	(2,252,900)	(2,764,050)

Increase (decrease) in net assets from capital share transactions	(2,210,151)	(2,757,447)

NET ASSETS
Increase (decrease) during year	(2,596,727)	(3,413,012)
Beginning of year	8,449,646	11,862,658

End of year (including accumulated net investment income (loss) of $ – and $ -, respectively)	$5,852,919	$8,449,646

See Notes to Financial Statements

Z-SEVEN FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	For the year ended December 31,
	2008(1)	2007(C)	2006	2005	2004
Net asset value, beginning of year	$6.03	$6.42	$5.85	$5.57	$4.96
Investment activities
Net investment income (loss)	(0.12)	(0.06)	0.05	0.05	(0.08)
Net realized and unrealized gain (loss) on investments	(0.07)	(0.35)	0.57	0.22	0.69

Total from investment activities	(0.19)	(0.41)	0.62	0.27	0.61

Distributions
Net investment income	—	(0.01)	(0.05)	(0.06)	—
Impact of treasury stock repurchases	—	—	—	0.07	—

Total distributions	—	(0.01)	(0.05)	0.01	—

Paid-in capital from redemption fees (Note 5)	0.01	0.03	—	—	—

Net asset value, end of year	$5.85	$6.03	$6.42	$5.85	$5.57

Total Return	(2.99%)	(5.99%)	10.55%	6.02%	12.30%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses before performance bonus/penalty(B)	4.13%	3.40%	3.00%	3.40%	3.80%
Expenses (B)	4.44%	3.30%	3.00%	3.40%	3.80%
Net investment income (loss)	(2.11%)	(1.10%)	0.90%	0.90%	(1.60%)
Portfolio turnover rate	32.82%	14.30%	0.00%	0.00%	0.00%
Net assets, end of year (000’s)	$5,853	$8,450	$11,863	$10,805	$10,430

(A)	Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.25% for the year ended December 31, 2008.

(B)	Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended December 31, 2003 through December 31, 2008. In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44% respectively.

(C)	On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).

(1)	Per share amounts calculated using the average share method.
See Notes to Financial Statements

Z-SEVEN FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008
NOTE 1 – SIGNIFICANT ACCOUNTING POLICIES
     Z-Seven Fund, Inc. (the ‘‘Fund’’), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983. On August 1, 2007 the Fund converted to an open ended investment company. Prior to August 1, 2007 the Fund was a closed end investment company that became a publicly traded company on December 29, 1983. From 1983 to the date of conversion the Fund was registered as a closed-end management investment company.
     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued. The Fund invests at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers.
     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.
Security Valuation
     The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign), other than the London Stock Exchange or NASDAQ, are valued at the last reported sale price on the exchange on which the securities are traded as of the close of business on the last day of the period or lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the principal exchange designated by or under the authority of the Fund’s Board of Directors. Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Options and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the Fund. Depository receipts will be valued at the closing price of the instrument last determined prior to the time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments and U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value.
     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (‘‘FAS 157’’), effective January 1, 2008. In accordance with FAS 157, ‘‘fair value’’ is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008:

Investment
Valuation Inputs	in Securities
Level 1- Quoted Prices	$3,746,748
Level 2- Other Significant Observable Inputs	2,023,324
Level 3- Significant Unobservable Inputs	—

Total	$5,770,072

     There were no Level 3 investments held during the year.
     In March 2008, Statement of Financial Accounting Standards No. 161, ‘‘Disclosures about Derivative Instruments and Hedging Activities’’ (‘‘SFAS 161’’) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operation and financial position. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed by management.
Security Transactions and Income
     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.
Accounting Estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Distributions to Shareholders
     Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income Taxes
     The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
     Financial Accounting Standards Board (‘‘FASB’’) Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes’’ (‘‘FIN 48’’), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns. These positions must meet a ‘‘more-likely-than-not’’ standard that, based on the technical merits, have a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the ‘‘more-likely-than-not’’ threshold are recorded as a tax expense in the current year.
     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At December 31, 2008, three previous tax years are open: December 31, 2005-December 31, 2007. The Fund has no examinations in progress. The Fund reviewed tax positions taken for all open tax years. At December 31, 2008, there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2005 through 2008. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.
Reclassification of Capital Accounts
     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of December 31, 2008, the Fund increased paid-in-capital by $4,735,358, which was primarily attributable to the treatment of capital loss carryforwards, gains from redemptions in-kind, and net operating losses.
Foreign Currency Contracts
     The Fund may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Currency Translation
     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
Reserve for Uncollectible Tax Reclaims
     The Fund provides a reserve for uncollectible tax reclaims for reclaim receivables outstanding beyond the respective country’s statute of limitations.
NOTE 2 – INVESTMENT ADVISORY AGREEMENT, PERFORMANCE BONUS/PENALTIES AND OTHER TRANSACTIONS WITH AFFILIATES
     Pursuant to an Investment Advisory Agreement, the Advisor, TOP Fund Management (“TOP”), provides investment advisory services and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor for an annual fee of 1.25% of the average daily net assets of the Fund. TOP has agreed to waive its fees and reimburse the Fund for expenses in order to limit the Fund’s operating expenses to 3.5% of average daily net assets up to $20,000,000 plus 1.50% of the average daily net assets in excess of $20,000,000. The Advisor shall reimburse the Fund for any such expenses up to the aggregate amount of the advisory fees paid to it in respect of such fiscal year or, if all fees paid in respect thereof have been so reimbursed, shall credit such excess expenses against any fees payable to it pursuant to the Agreement. For the year ended December 31, 2008, TOP earned $85,730 in advisory fees, of which $85,730 was waived.
     In addition to the advisory fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 Index as a measure of performance against which the Fund’s net asset value’s performance will be measured. The bonus/penalty adjustment is based on the Fund’s performance over the most recent four calendar quarters and is evaluated and paid on a quarterly basis. The bonus/penalty will not exceed 2.5% of the Fund’s average daily net assets in the calendar quarter. The performance penalty can exceed the advisory fees. The bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10% and ranges from .3% to a maximum of 3% of that excess. For the year ended December 31, 2008, the Advisor earned $21,341 in performance bonuses, received $5,630 and is due $3,515 from the Fund at December 31, 2008.
     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).
     At December 31, 2008, Barry Ziskin, an officer and director of the Fund, owned 368,791 shares of the Fund’s shares, which represents 36.86% of the total Fund shares. He is also an officer and director of the Advisor.
     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Adviser may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agreements with the Fund or the Adviser. The Fund or the Adviser may incur such distribution expenses at the rate of 0.25% per annum on the Fund’s average daily net assets. For the year ended December 31, 2008, there were $17,461 of 12b-1 fees incurred.
     Certain officers of the Fund are also officers of the Fund’s distributor, First Dominion Capital Corporation.
NOTE 3 – INVESTMENTS
     The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2008 were $1,955,714 and $3,535,847, respectively.
     The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.
     An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

     The cost of option contracts purchased and the proceeds from option contracts sold during the year ended December 31, 2008 were $16,033,079 and $16,539,437, respectively.
NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The tax character of distributions paid during the year ended December 31, 2008 and for the year ended December 31, 2007 were as follows:

	Year ended	Year ended
	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary income	$—	$8,634

     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Year ended
December 31, 2008
Accumulated net realized gain (loss) on investments	$(3,505,882)
Net unrealized appreciation (depreciation) of investments and foreign currency	1,170,965

Total	$(2,334,917)

     As of December 31, 2008, the Fund has a capital loss carryforward of $3,505,882 available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders. Capital loss carryforwards expire as follows:

2009	$1,932,939
2011	787,444
2014	785,499

$3,505,882

     Cost of investments for Federal income tax purposes is $3,950,500 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,578,289
Gross unrealized depreciation	(407,324)

Net unrealized appreciation	$1,170,965

     The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the tax deferral of post-October losses of $105,888 and the tax treatment of forward contracts and options.
NOTE 5 – CAPITAL STOCK TRANSACTIONS
     Capital stock transactions for the Fund shares were:

	Year ended		Year ended
	December 31, 2008		December 31, 2007
	Shares	Value	Shares	Value
Shares sold	7,356	$42,749	70	$440
Shares reinvested	—	—	957	6,163
Shares redeemed(a)	(407,058)	(2,252,900)	(448,371)	(2,764,050)

Net increase (decrease)	(399,702)	$(2,210,151)	447,344	$(2,757,447)

(a)	Net of redemption fees of $5,970 for the year ended December 31, 2008 and $58,233 for the year ended December 31, 2007.
NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. At December 31, 2008, the Fund had the following open forward currency contracts:

				Unrealized Gain
Currency	U.S. $ Amount	Currency	Settle Date	(Loss)
Buys:

British Pound	$817,208	560,000	03/03/09	$(23,942)
Euro	307,362	220,000	03/03/09	15,542
Swiss Franc	1,085,412	1,160,000	03/03/09	54,228

Sells:

British Pound	948,945	650,000	03/03/09	75,788
Euro	475,014	340,000	03/03/09	(27,756)
Swiss Franc	1,225,767	1,310,000	03/03/09	(90,652)

				$3,208

NOTE 7 – IN-KIND REDEMPTION
     During the year ended December 31, 2008, the Fund distributed securities in lieu of cash for shareholder redemptions. The value of the redemption was $1,677,949, which resulted in a gain of $415,435 to the Fund.

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Ste 1100 Westlake, OH 44145-1524	440.835.8500 440.835.1093 fax

www.cohenfund.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Shareholders and Board of Directors
Z-Seven Fund, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Z-Seven Fund, Inc. (the “Fund”) as of December 31, 2008, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the periods indicated prior to the year ended December 31, 2008 were audited by other auditors, who expressed unqualified opinions on those statements and highlights.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Z-Seven Fund, Inc. as of December 31, 2008, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
April 10, 2009

Registered with the Public Company Accounting Oversight Board

Z-SEVEN FUND, INC.
Supplemental Information (unaudited)
Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and years of birth of the directors and officers, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered ‘‘interested persons’’ as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the ‘‘SAI’’) includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

				Other
				Directorships
				by Directors
		Number of		and Number of
	Position(s) Held	Funds in		Funds in the
	with Company	Company	Principal Occupation(s) During the Past	Complex
Name, Address and Year Born	and Tenure	Overseen	Five (5)Years	Overseen
Interested Directors:
Barry Ziskin * 1819 S. Dobson Road Suite 207 Mesa, AZ 85202 (1952)	Director since 9/16/83, President since 1/1/86 and Treasurer since 1999	1	President, Ziskin Asset Management, Inc. (1975-present); President, TOP Fund Management, Inc. (1983-present); Mesa, AZ	None

Rochelle Ziskin * 4206 W. 74th Street Prairie Village, KS 66208 (1954)	Director since 4/8/85	1	Associate Professor (2000-present); Assistant Professor (1994-2000) University of Missouri, Kansas City, MO	None

Non-Interested Directors:

Lydia L. Moore 15113 E. Marathon Drive Fountain Hills, AZ 85268 (1961)	Director since 5/13/02	1	Broker, MD Insurance, Fountain Hills, AZ (2001-present); Brokerage Director, Brokers Alliance, Scottsdale, AZ (1997- 2003)	None

				Other
				Directorships
				by Directors
		Number of		and Number of
	Position(s) Held	Funds in		Funds in the
	with Company	Company	Principal Occupation(s) During the Past	Complex
Name, Address and Year Born	and Tenure	Overseen	Five (5)Years	Overseen
Non-Interested Directors (continued):

Tony Hertl 13 Fernwood Drive Ocean, NJ 07712 (1950)	Director since 2/23/07	1	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant	AdvisorOne Funds; Northern Lights Fund Trust; Satuit Capital Management Trust; Northern Lights Variable Trust; XTF Advisors Trust; XTF Investors Trust

Dr. Jeffrey Shuster 32 East Ridge Court Cheshire, CT 06410 (1952)	Director since 3/16/86	1	President & CEO, Jeffrey Shuster, DDS, PC., a Professional Corporation (1981– present)	None

William F. Poppe 295 Park Ave. S. Apt. 7D New York, NY 10010 (1958)	Director since 2/23/07	1	Equity/Options Trader, Madison Proprietary Trading Group, LLC	None

Officers:

David Jones 230 Spring Hills Drive Suite 340 Spring, TX 77380 (1957)	Chief Compliance Officer Since June, 2007	N/A	Principal, Drake and Associates, Compliance Consultants	N/A

Julie Gibbs 8730 Stony Point Parkway Suite 205 Richmond, VA 23235 (1980)	Secretary since February, 2008	N/A	Managing Director of Client Services and Compliance, The Commonwealth Companies (2005-present); Associate, Commonwealth Shareholder Services (2002-2005)	N/A

SUPPLEMENTAL INFORMATION (unaudited)
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on Form N-Q. These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Investment Adviser:

TOP Fund Management, Inc. 1819 South Dobson Road Suite 207 Mesa, Arizona 85202

Distributor:

First Dominion Capital Corp. 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145-1524

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Z-Seven Fund, Inc.’s Transfer Agent:

Commonwealth Fund Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235 (800) 628-4077 Toll Free

ITEM 2. CODE OF ETHICS.
     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
     As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons are “independent,” as defined by this Item 3.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2008 and $18,700 for 2007.
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,325 for 2008 and $3,400 for 2007.
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2008 and $0 for 2007.
     (e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant.
     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
     (b) NA
     (c)100%
     (d) NA
     (f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).
     (g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2007.
     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
          Schedule filed under Item 1 of the Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
     (a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).
     (b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, except the enhancement of internal controls in the areas of portfolio transaction reporting and the recording of foreign dividend income.
ITEM 12. EXHIBITS.
     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
     (a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.
     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Z Seven Fund, Inc.

By:	/s/ Barry Ziskin Barry Ziskin Principal Executive Officer Date: April 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barry Ziskin Barry Ziskin Principal Financial Officer Date: April 23, 2009